As filed with the Securities and Exchange Commission on  October 19, 2022

File No. 333-70963

File No. 811-09201

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

PRE-EFFECTIVE AMENDMENT NO.    ☐

POST-EFFECTIVE AMENDMENT NO. 42  ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

AMENDMENT NO. 35  ☒

COLI VUL-2 SERIES ACCOUNT

(Exact Name of Registrant)

EMPOWER ANNUITY INSURANCE COMPANY of AMERICA

(Name of Depositor)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor’s Principal Executive Offices)

(303) 737-3000

(Depositor’s Telephone Number, including Area Code)

 Bradley Strickling, Esq.
 Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and Address of Agent for Services)

Copy to:

Jo Cicchetti, Esq.

Faegre Drinker Biddle & Reath LLP

1500 K Street NW, Suite 1100

Washington, D.C. 20005 USA

It is proposed that this filing will become effective (check appropriate box):

☒  Immediately upon filing pursuant to paragraph (b) of Rule 485
☐  on ________ pursuant to paragraph (b) of Rule 485
☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐  on               pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:

 Flexible Premium Variable Universal Life Contract

Prospectus
October 19, 2022
Executive Benefit VUL II A Flexible Premium Variable Universal Life Insurance Policy
Issued by
Empower Annuity Insurance Company of America
(formerly, Great‑West Life & Annuity Insurance Company)
A Stock Company
in connection with its COLI VUL 2 Series Account
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (303) 737‑3000

This prospectus describes Executive Benefit VUL II, a flexible premium variable universal life insurance policy (the “Policy”) offered by Empower Annuity Insurance Company of America (formerly, Great-West Life & Annuity Insurance Company) (“Empower,” “Company,” “we,” “our” or “us”).
The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the underlying Funds that you select. The available Funds are listed in an Appendix to this Prospectus. The Policy also provides a fixed option.
The Policy is no longer offered for sale.The Policy discussed in this Prospectus became available on May 1, 2011. Policies issued before May 1, 2011 are described in a separate prospectus.
Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (30 days for replacement policies), and depending on state law, receive (i) your Policy Value (less surrenders, withdrawals and distributions), or (ii) the greater of your Premiums, less any withdrawals, or your Policy Value. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Empower Government Money Market Division.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.
Please note that the Policy is not guaranteed to provide any benefits, is not insured by the FDIC or any other government agency; is not a bank deposit or other obligations of a bank and is not bank guaranteed; and is subject to risks, including loss of the amount invested, tax risks and lapse of the Policy.
The Prospectus and Statement of Additional Information for the Policy are available at GWExecBenefits@protective.com.
C000031797

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SPECIAL TERMS
Account Value The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.
Attained Age The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.
Beneficiary The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.
Business Day Any day that we are open for business. We are open for business every day that the NYSE is open for trading.
Cash Surrender Value is equal to:
1.
Account Value on the effective date of the surrender; less

2.
outstanding Policy loans and accrued loan interest, if any; less

3.
any monthly cost of insurance charges.

Corporate Headquarters Empower Annuity Insurance Company of America (formerly, Great-West Life & Annuity Insurance Company), 8515 E. Orchard Road Greenwood Village, Colorado 80111 Telephone: (303) 737-3000, or such other address as we may hereafter specify to you by written notice.
Death Benefit Proceeds The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.
Divisions Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “Sub-Accounts” in the prospectus, SAI or Series Account financial statements.
Due Proof Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.
Effective Date The date on which the first Premium payment is credited to the Policy.
Evidence of Insurability Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.
Fixed Account A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.
Fund An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.
General Account All of our assets other than those held in a separate investment account.
Initial Premium The initial Premium amount specified in a Policy.
Insured The person whose life is insured under the Policy.
Issue Age The Insured’s age as of the Insured’s birthday nearest the Policy Date.
Issue Date The date on which we issue a Policy.
Loan Account All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.
Loan Account Value The sum of all outstanding loans plus credited loan interest for this Policy.
MEC Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts”.
NYSE New York Stock Exchange.
Owner The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.
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Policy Anniversary The same day in each succeeding year as the day of the year corresponding to the Policy Date.
Policy Date The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.
Policy Debt The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.
Policy Month The one-month period commencing on the same day of the month as the Policy Date.
Policy Year The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.
Premiums Amounts received and allocated to the Sub-Account(s) and the Fixed Account prior to any deductions.
Request Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.
SEC The United States Securities and Exchange Commission.
Series Account The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL-2 Series Account. It is registered as a unit investment trust under the 1940 Act. The Series Account may also be referred to herein as the “Variable Account.” The Series Account may also be referred to herein as the “Variable Account.”
Sub-Account Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.
Surrender Benefit Account Value less any outstanding Policy loans and less accrued loan interest.
Total Face Amount The amount of life insurance coverage you request as specified in your Policy.
Transaction Date The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.
Transfer The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.
Unit An accounting unit of measurement that we use to calculate the value of each Division.
Unit Value The value of each Unit in a Division.
Valuation Date The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.
Valuation Period The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.
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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE EXECUTIVE BENEFITS VUL II POLICY
FEES AND EXPENSES
Charges for Early Withdrawal
There is no surrender charge associated with your Policy. A partial withdrawal fee of $25 will be deducted from Policy Value for all partial withdrawals after the first made in the same Policy Year.
For additional information about charges for surrenders and early withdrawals, see “FEE TABLES” and “CHARGES AND DEDUCTIONS” in the Prospectus.

Transaction Charges
You will also be charged for other transactions, including Premium Expense Charge (consisting of the Sales Load and Premium Tax) and Transfer Fees.
For additional information about transaction charges, see “FEE TABLES — TRANSACTION FEES” in the Prospectus.

Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, you are also subject to certain ongoing fees and expenses under the Policy, including fees and expenses covering the cost of insurance (“COI”) under the Policy and the cost of optional benefits available under the Policy. Such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should review the Policy specifications page of your Policy for rates applicable to the Policy. For additional information on ongoing fees and expenses, see “FEE TABLES” in the Prospectus and “FUND APPENDIX — FUNDS AVAILABLE UNDER YOUR POLICY”, which is part of this Prospectus.
You will also bear expenses associated with the Funds available under the Policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Investment options (Portfolio fees and expenses)	0.10%	3.10%
RISKS
Risk of Loss	You can lose money by purchasing the Policy. For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” in the Prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
For additional information about the investment profile of the Policy, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” in the Prospectus.

Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options, or Funds, available under the Policy. Each Fund (including any Fixed Account investment option) will have its own unique risks, and investors should review these investment options before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY”, “THE SERIES ACCOUNT AND FUNDS” in the Prospectus and “FUND APPENDIX — FUNDS AVAILABLE UNDER YOUR POLICY” which is part of this Prospectus.

Insurance Company Risks
An investment in the Policy is subject to the risks related to the Depositor, Empower, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of the Depositor. More information about the Depositor including its financial strength ratings is available upon request by calling toll-free 1-888-353-2654.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” and “THE COMPANY AND THE FIXED ACCOUNT” in the Prospectus.

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RISKS
Policy Lapse
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges. Your Policy may also Lapse due to insufficient premium payments, withdrawals, unpaid loans, or loan interest.
There is a cost associated with reinstating a Lapsed Policy. Death Benefits will not be paid if the Policy has Lapsed.
For additional information about Company risks, see “LAPSE AND REINSTATEMENT”, “PRINCIPAL RISKS OF INVESTING IN THE POLICY”, “POLICY LOANS” and “PREMIUMS” in the Prospectus.

RESTRICTIONS
Investment Options
While you may transfer amounts in the Sub-Accounts (which invest in shares of a corresponding Fund) and the Fixed Account, certain restrictions and transfer fees apply with regard to the number and amount of such transfers. Transfers are also subject to the excessive trading and market timing polices described in this Summary Prospectus.
We reserve the right to remove or substitute Funds as investment options.
For additional information about Investment Options, “SERIES ACCOUNT AND THE FUNDS” and “TRANSFERS” in the Prospectus.

Optional Benefits
Optional benefits are subject to additional charges. Some optional benefits are available only at the time your Policy is issued and may not be available for all Owners or Insureds.
For additional information about the optional benefits, see “OPTIONAL BENEFITS UNDER THE POLICY” in the Prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications regarding the purchase, ownership, and use of a Policy (such as in connection with a plan involving covered employees). Withdrawals and surrenders may be subject to income tax, and will be taxed at ordinary rates. In addition, withdrawals and surrenders may be subject to an additional tax depending on the circumstances. There is no additional tax benefit to the investor if the Policy is purchased through a tax-qualified plan. Purchases through individual retirement accounts (IRAs) are not permitted under the Internal Revenue Code.
For additional information about tax implications, see “TAX CONSIDERATIONS” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals have and may continue to receive compensation for selling the Policy to investors, which may include commissions, revenue sharing, compensation from affiliates and third parties. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
For additional information about compensation, see “THE SERIES ACCOUNT AND THE FUNDS - Payments We Receive; Payments We Make.” in the Prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer an investor a new policy in place of the one he or she already owns. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.
For additional information about exchanges, see “USE OF THE POLICY — Replacement of Life Insurance or Annuities” in the Prospectus.

OVERVIEW OF THE EXECUTIVE BENEFIT VUL II POLICY
1. What is the Policy, and what is it designed to do?
The Policy is an individual flexible premium variable and fixed life insurance policy the primary purpose of which is to provide a Death Benefit which is paid upon the death of the Insured person. The Owner of the Policy is the person,
6

persons, or entity entitled to all rights in this Policy while the Insured (the person whose life is covered by the Policy) is living, including designation of a Beneficiary. For additional information, see “The Policy” in the Prospectus.
Your Policy is a “flexible premium” policy because you have considerable flexibility in determining when and how much premium you want to pay. Your Policy is “variable” because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your premiums and Policy Value. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
Because the Policy is designed to provide benefits on a long-term basis and is not intended for short-term investing, the Policy may not be appropriate for those who have a short-term investment horizon.
2. What are the Premiums for this Policy?
The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.
Premium is an amount you pay to the Company to establish and maintain life insurance coverage. The minimum initial premium will vary based on various factors, including the age of the Insured and the Death Benefit Option you select. Thereafter, you have the flexibility to choose the amount and timing of premium payments, within certain limits. Before your premiums are allocated to a Sub-Account, we deduct a premium expense charge.
You may establish a planned periodic premium. You are not required to pay the planned periodic premium and we will not terminate your Policy merely because you did not. However, payment of insufficient premiums may result in a Lapse of the Policy. Your Policy could Lapse if the value of your Policy becomes too low to support the Policy’s monthly charges.
You may allocate premium to your choice of numerous different investment options available in the Sub-Accounts, as well as a Fixed Account, within your Policy. The Sub-Accounts are separate divisions of the Variable Account (COLI VUL-2 SERIES ACCOUNT) that invest in a particular Fund (an underlying mutual fund).
ADDITIONAL INFORMATION ABOUT EACH FUND IS PROVIDED IN AN APPENDIX TO THE PROSPECTUS. See Fund Appendix – Funds Available Under Your Policy.
The Fixed Account is part of the Company’s General Account, which holds all of the Company’s assets other than those held in the Variable Account or other separate accounts.
3. What are the primary features and options that this Policy offers?
A. Choice of Death Benefit Options. When you apply for the Policy, you must select one of two available Death Benefit Options used to determine the amount payable on the death of the Insured. Each Death Benefit Option is the greater of an amount noted below and the minimum death benefit on the date of death:
Option 1 (Level):
•
The Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or if greater;

•
the Account Value on the date of the death multiplied by the applicable factor shown in the table set forth in your Policy.

Option 2 (Coverage Plus):
•
the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,

•
the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.
Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.
There is no minimum death benefit guarantee associated with this Policy.
B. Transfers. At any time after the Cancellation Period (period during which the Owner may return the Policy for a refund), you may transfer Account Value among the Sub-Accounts and the Fixed Account, subject to the restrictions
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including on 12 amount and frequency of transfers. The Company also may restrict or refuse to honor frequent transfers, including “market timing” transfers. In addition, you may use our Dollar Cost Averaging program or Portfolio Rebalancing program. Please see “TRANSFERS”.
C. Withdrawals. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. Withdrawals may have tax consequences.
D. Surrender Benefit. The Owner may surrender this Policy for the surrender benefit. The surrender benefit is the Surrender Value on the date of surrender. The Surrender Value is the Account Value minus Policy Debt plus accrued interest. All coverage will end on the effective date of surrender of the Policy. No Death Benefits will be paid after the effective date of surrender of the Policy. Surrenders may have tax consequences.
E. Loans. While the Policy is in force, the Owner may obtain a loan on the security of the Policy. Policy loan amounts will be withdrawn first on a pro rata basis from the Sub-Accounts and/or Fixed Account unless the Owner specifies such Sub-Accounts and/or Fixed Account.
Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes. See Tax Considerations - Modified Endowment Contracts.
F. Optional Benefits. The following riders and endorsements are available:
• Term Life Insurance; and
• Change of Insured (not available to individual Owners).
There is no charge for the Change of Insured Endorsement; however, there is a one-time fee assessed for administration and underwriting costs when this endorsement is exercised. For a discussion of the optional insurance benefits we currently offer, the benefits provided thereunder, and associated costs, see “Optional Benefits Available Under the Policy”.
G. Tax Benefits. Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, then distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income (taxed as ordinary income). Distributions include partial withdrawals and surrenders. See Tax Considerations in this prospectus for additional information.
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FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making partial withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or Transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Maximum Expense Charge Imposed on Premium (1)	Upon each Premium payment	10% of Premium	6.0% of Premium
Sales Load (2)	Upon each Premium Payment	6.5% of Premium	2.5% of Premium up to target and 1.0% of Premium in excess of target
Premium Tax (2)	Upon each Premium payment	3.5% of Premium	3.5% of Premium
Surrender Charge:	There is no surrender charge associated with your Policy. However, the surrender of your Policy may have tax consequences.
Partial Withdrawal Fee	Upon partial withdrawal	$25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.	$25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	$100 deducted from Account Value for each change of death benefit option.	$100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	$10/Transfer	$10/Transfer

(1)
The Expense Charge consists of the Sales Load plus the Premium Tax.

(2)
The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses. If you chose to purchase an Optional Benefit, you will pay additional charges, as shown below.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges:
Cost of Insurance (per $1000 Net Amount at Risk): (1) (2) (3)	Monthly
Minimum Charge		$0.01 per $1,000 of Net Amount at Risk
Maximum Charge		$83.33 per $1,000 of Net Amount at Risk
Maximum Charge for a 46 year old male, non-smoker, $550,000, Total Face Amount, Option 1 (Level Death)		$0.16 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge (4)	Monthly
Maximum Charge (5)		0.90% (of average daily net assets) annually
Service Charge	Monthly
Maximum Charge (6)		$10.00
Loan Interest Credit Charge (7)	On each Policy Anniversary, as applicable
Maximum Charge (8)		0.9%
Optional Benefit Charges:
Term Life Insurance Rider	Monthly
Minimum Charge		$0.01 per $1,000 of Net Amount at Risk
Maximum Charge		$83.33 per $1,000 of Net Amount at Risk
Change of Insured Endorsement	Upon change of insured	$400 per change

(1)
Cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and rate (i.e., underwriting) class and the number of years that the Policy has been in force, and the Net Amount at Risk on either the Policy Effective Date or the applicable Monthly Anniversary Day. The charge generally increases with Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s Schedule will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and premium classification of the Insured, and the Total Face Amount, planned premiums, and riders requested. The cost of insurance charge shown in the above table has been rounded to the nearest hundredth. See Charges and Deductions. Owners may obtain more information about their particular cost of insurance charge by contacting our Home Office at 888-353-2654.

(2)
The Net Amount at Risk as of any Monthly Anniversary Day is equal to: (a) the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option 1 (Level Death Benefit); or, (b) the Death Benefit minus the Policy Value discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option 2 (Coverage Plus).

(3)
The current minimum and maximum cost of insurance are $0.01 — $45.83 per $1,000 of Net Amount at Risk. The current charge for a 46 year old male, non-smoker, $550,000, Total Face Amount, Option 1 (Level Death) is $0.05 per $1,000 of Net Amount at Risk.

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(4)
The mortality and expense risk charge is accrued daily and deducted on each Monthly Anniversary Day from the assets in the Sub-Accounts.

(5)
The current mortality and expense risk charge is 0.40% (of average daily net assets) for Policy Years 1-5, 0.25% (of average daily net assets) for Policy Years 6 through 20, and 0.10% (of average daily net assets) thereafter.

(6)
The current Service Charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

(7)
The Loan Interest Credit Charge is the amount deducted from the loan interest rate to cover the costs the Company incurs by providing the loaned cash value. As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured’s death.

(8)
The current Loan Interest Credit Spread is 0.9%.

Fund Annual Operating Expenses (As a Percentage of Fund Average Daily Net Assets)
The following table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found at the back of this document.
Total Annual Fund Operating Expenses

	Minimum		Maximum
Total Annual Fund Operating (1)	0.10%	–	3.10%
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

(1)
Expenses are shown as a percentage of a Fund’s average net assets (before any waiver or reimbursement) as of December 31, 2021.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.
PRINCIPAL RISKS OF INVESTING IN THE POLICY
Investment Risk (Policy Value Not Guaranteed).    Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.
Risk of Lapse.   Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.
If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.
If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice. You may reinstate a Lapsed Policy, subject to certain conditions. There is a cost to reinstate your Policy. See “Lapse and Reinstatement.”
Surrender and Withdrawal Risks.   You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced. Surrenders and withdrawals may have adverse tax consequences.
Tax Risks.   Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.
Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other
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Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.
Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% additional tax is also generally imposed on the taxable portion of any amount received before age 59½.
Loan Risks.   You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.
Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.
Fund Risks.   The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.
We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, which you may request, free of charge, by visiting www.protective.com/eprospectus, calling 1-800-265-1545, or emailing gwexecbenefits@protective.com.
General Account Risks.   The Company’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to the Company’s claims-paying ability. An Owner should look to the financial strength of the Company for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to the Company’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.
Potential for Increased Charges and Fees.    The Company has the right to increase (up to the maximum amount noted in the fee table) the charges and fees we deduct. See also Fee Tables and Charges and Deductions.
THE COMPANY AND THE FIXED ACCOUNT
Empower Annuity Insurance Company of America (formerly, Great-West Life & Annuity Insurance Company)
Empower is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.
Empower is a direct wholly-owned subsidiary of Empower Advisory Group, LLC (“Empower Advisory Group”)(formerly, GWL&A Financial, Inc.), a Delaware holding company. Empower Advisory Group is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmarais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
On June 3, 2019, Empower entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Empower under substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Policy.
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Under the Agreement, as of October 5, 2020, Protective will provide administration and customer service for this Policy in accordance with its terms and contidions. Empower will continue its present role as the issuer of your Policy and will remain responsible for the administration and customer service of the Policy. All of your rights and benefits under your Policy and Empower’s obligations under the Policy remain unchanged.
As of August 1, 2022. Great-West Life & Annuity Insurance Company and other entities within the Company’s corporate group, including the underlying variable insurance funds historically marketed under the “Great-West Funds” brand, have adopted the brand name “Empower.”
Our General Account
The Company’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to the Company’s claims-paying ability. An Owner should look to the financial strength of the Company for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to the Company’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.
We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis, as required by state regulators. Our audited statutory financial statements are included in the Statement of Additional Information by reference to the Variable Account’s most recent Form N-VPFS filed with the SEC (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.
Fixed Account
The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.
The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that amounts you allocated to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.
The Fixed Account may not be available in all states.
THE SERIES ACCOUNT AND THE FUNDS
The Series Account And The Funds
The Series Account is a segregated asset account of Empower. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.
We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Empower’s other assets. The assets of the Series Account may not be used to pay any liabilities of Empower other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).
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In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Empower is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.
The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.
All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.
The Funds
The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds.
Information regarding each Fund, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in the appendix to the Prospectus. See Fund Appendix — Funds Available Under Your Policy. Each Fund has issued a prospectus that contains more detailed information about the Fund.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. The underlying Fund prospectuses can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 1-800-265-1545 or by sending an email request to gwexecbenefits@protective.com.
Variable insurance Funds might not be managed by the same portfolio managers who manage retail mutual funds with similar names. These Fund are likely to differ from similarly named retail mutual funds in assets, cash flow, and tax matters. Accordingly, the holdings and investment results of a variable insurance Fund can be expected to be higher or lower than the investment results of a similarly named retail mutual fund.
Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.
The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.
Closed Divisions
Effective May 1, 2013, the Division investing in the Invesco V.I. Health Care Fund (Series I Shares) was closed to new Owners. However, Owners with amounts transferred in to aforementioned Division as of May 1, 2013, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
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Effective May 1, 2014, the Division investing in the Columbia Variable Portfolio — Small Cap Value Fund (Class 1 Shares) was closed to new Owners. However, Owners with amounts transferred in to aforementioned Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2015, the Division investing in the VanEck VIP Emerging Markets Fund (Initial Class Shares) was closed to new Owners. However, Owners with amounts transferred in to aforementioned Division as of May 1, 2015, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2016, the Divisions investing in the Alger Small Cap Growth Portfolio (Class I-2 Shares); Davis Value Portfolio; Invesco V.I. Mid Cap Core Equity Fund (Series I Shares); Janus Henderson Overseas Portfolio (Institutional Shares); and Royce Capital Fund Small-Cap Portfolio (Service Class Shares) were closed to new Owners. However, Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2017, the Divisions investing in the DWS Small Mid Cap Value VIP (Class A Shares); Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares); and Lord Abbett Series Fund Developing Growth Portfolio (Class VC Shares) were closed to new Owners. However, Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2019, the Divisions investing in the Fidelity® Variable Insurance Products Contrafund®Portfolio (Service Class 2 Shares); Goldman Sachs Multi-Strategy Alternatives Portfolio (Service Shares); and Putnam VT Emerging Markets Equity Fund (Class IA Shares) were closed to new Owners. However, Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective October 25, 2019, the Division investing in the Empower Large Cap Value Fund (Investor II Class Shares) was closed to new Owners. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Empower T. Rowe Price Equity Income Fund which merged into the Fund. Owners with amounts invested in these Funds as of October 25, 2019 may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2021, the Divisions investing in the American Century Investments VP Inflation Protection Fund (Class II Shares); Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares); Empower Global Bond Fund (Investor Class Shares); Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares); and VanEck VIP Global Hard Assets Fund (Initial Class Shares) were closed to new owners. However, Owners with amounts invested in these Funds as of May 1, 2021 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
You should contact your representative for further information on the availability of the Divisions.
Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.
We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.
The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.
Voting
We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder
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meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.
We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.
The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.
We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.
This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.
CHARGES AND DEDUCTIONS
The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.
Expense Charge Applied to Premium
We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.
The current expense charge applied to Premium for sales load is 2.5% of Premium up to target and 1.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.
Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.
The return of expense charge is based on the following:
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Policy Year	Percentage of Account Value Returned
Year 1	7%
Year 2	6%
Year 3	5%
Year 4	4%
Year 5	3%
Year 6	2%
Year 7	1%
Year 8	0%
As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales charge and the return of expense charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Empower from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.
Mortality and Expense Risk Charge
This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.28% for Policy Years 1 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense risk charge that has accrued.
Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.
Monthly Deduction
We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.
The monthly deduction equals the sum of 1, 2, 3, 4 and 5 where:
1.
is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;

2.
is the service charge;

3.
is the monthly cost of any additional benefits provided by riders which are a part of your Policy;

4.
is any extra risk charge if the Insured is in a rated class as specified in your Policy; and

5.
is the accrued mortality and expense risk charge.

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The net amount at risk equals:
•
the death benefit divided by 1.00327374; less

•
your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.
Monthly Risk Rates
The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, investment earnings, persistency, capital and reserve requirements, interest rates and expenses (including taxes). For Policies issued on or after December 26, 2019, the guaranteed maximum monthly risk rates are based on the 2017 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2017 CSO”). For Policies issued prior to December 26, 2019, the guaranteed maximum monthly risk rates are based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.
Currently, the guaranteed minimum monthly risk charge under the 2017 CSO is $0.01 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.
The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.
The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.
Service Charge
We will deduct a maximum of  $10 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $10 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $7.50 per Policy Month.
Transfer Fee
A maximum administrative charge of  $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Empower Government Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.
Partial Withdrawal Fee
A maximum administrative fee of  $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.
Surrender Charges
Your Policy has no surrender charges.
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Change of Death Benefit Option Fee
A maximum administrative fee of  $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.
Fund Expenses
You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.
We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.
THE POLICY
Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.
State Variations
Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that is applicable to your state.
Purchasing a Policy
To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.
You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.
Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.
We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.
We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.
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POLICY RIGHTS
Owner
While the Insured is alive, unless you have assigned any of these rights, you may:
•
transfer ownership to a new Owner;

•
name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;

•
change or revoke a contingent owner;

•
change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);

•
exercise all other rights in the Policy;

•
increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and

•
change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.
You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.
Beneficiary
The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.
POLICY LIMITATIONS
Allocation of Net Premiums
Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.
We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus below.
You may change your allocation percentages at any time by Request.
Exchange of Policy
You may exchange your Policy for a new policy issued by the Company that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.
The cash value of your current Policy will be applied to the new policy as the Initial Premium.
Age Requirements
An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.
Misstatement of Age or Sex (Non-Unisex Policy)
If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.
If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.
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Suicide
If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in North Dakota) or two years within the date of reinstatement (one year if your Policy is issued in North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.
If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.
Incontestability
All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.
Paid-Up Life Insurance
When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2017 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations — Treatment When Insured Reaches Attained Age 121” below.
Non-Participating
The Policy does not pay dividends.
POLICY OR REGISTRANT CHANGES
The Series Account
We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in “Charges and Deductions” section of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.
Entire Contract
Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.
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Alteration
Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.
Modification
Upon notice to you, we may modify the Policy if such a modification —
•
is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;

•
is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;

•
is necessary to reflect a change in the operation of the Series Account or the Divisions; or

•
adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.
Assignments
During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.
Notice and Elections
To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.
PREMIUMS
Free Look Period
During the free look period (ten days or the period required by your state), you may cancel your Policy. If you purchased your Policy as a replacement of an existing policy, the free look period is extended to 30 days from the date you received it. If you decide to cancel your Policy within the free look period, you must return the Policy to our Corporate Headquarters or an agent of The Company. Policies returned during the free look period will be void from the start.
In states that require us to return Account Value if you cancel your Policy, net Premium will be allocated to the Divisions you select on your application. In those states, we will refund your Policy Value (less surrenders, withdrawals and distributions) as of the date we received your cancellation request. This amount may be higher or lower than your Premium payments depending on the investment performance, which means you bear the investment risk until we receive your Policy and notice of cancellation.
In states that require us to return Premium if you cancel your Policy, net Premium will first be allocated to the Empower Government Money Market Division and remain there until the next Valuation Date following the end of the free look period. In those states, we will return the greater of Account Value (less any surrenders, withdrawals and distributions already received) or the amount of Premium received as of the date we received your cancellation request.
At the end of the free look period, the Sub-Account value held in the Empower Government Money Market Division will be allocated to the Division(s) you selected. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the values from the date we received your payment.
During the free look period, you may change your Division allocations and your allocation percentages, however, depending on whether your state permits the immediate investment of your Premium, changes made during the free look period may not take effect until after the free look period has expired.
In your Policy, the free look period is also referred to as the right to examine.
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Premium
All Premium payments must be made payable to “Empower Annuity Insurance Company of America” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.
We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.
We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.
Net Premiums
The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions — Expense Charge Applied to Premium,” above.
Planned Periodic Premiums
While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.
CALCULATION OF ACCOUNT VALUE
Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.
We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.
Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.
The Account Value on the Policy Date equals:
•
that portion of net Premium received and allocated to the Division, plus

•
that portion of net Premium received and allocated to the Fixed Account, less

•
the service charges due on the Policy Date, less

23

•
the monthly risk charge due on the Policy Date, less

•
the monthly mortality and expense risk charge due on the Policy Date, less

•
the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.
The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•
the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus

•
that portion of net Premium received and allocated to the Division during the current Valuation Period, plus

•
that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus

•
any amounts Transferred by you to the Division from another Division during the current Valuation Period, less

•
any amounts Transferred by you from the Division to another Division during the current Valuation Period, less

•
that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less

•
that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less

•
that portion of fees due in connection with a partial withdrawal charged to the Division, less

•
the pro-rata portion of the mortality and expense risk charge accrued and charged to the Division, less

•
if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less

•
if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less

•
if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less

•
if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor
The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:
1.
is the net result of:

•
the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus

•
the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus

•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

2.
is the net result of:

•
the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus

24

•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.
The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.
The Fixed Account Value is:
•
Premiums, less Expense Charges, allocated to the Fixed Account; plus

•
Sub-Account Value transferred to the Fixed Account; plus

•
Interest credited to the Fixed Account; minus

•
Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus

•
The portion of any accrued policy fees and charges allocated to the Fixed Account; minus

•
Loans from the Fixed Account; minus

•
Transfers from the Fixed Account, including any applicable transfer charges.

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.
The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.
Splitting Units
We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.
STANDARD DEATH BENEFITS
Death Benefit
If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:
•
the amount of the selected death benefit option, less

•
the value of any Policy Debt on the date of the Insured’s death, less

•
any accrued and unpaid Policy charges.

The Death Benefit payable on the Insured’s death will be paid in a lump sum unless the Owner elects to receive all or a portion of the Death Benefit Proceeds under a settlement option that the Company is then offering.
The Company will pay interest on the Death Benefit Proceeds from the date of death. The Company will pay interest on the Death Benefit Proceeds at a rate established by the Company for funds left on deposit. Additional interest shall accrue at a rate of 10% annually beginning with the date that is 31 calendar days from the latest of  (i), (ii), and (iii) to the date the claim is paid, where:
1.
The date that due proof of death is received by the Company;

2.
The date the Company receives sufficient information to determine our liability, the extent of the liability, and the appropriate payee legally entitled to the Proceeds; and

3.
The date that legal impediments to the payment of Death Benefit Proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is provided to the Company.

Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and
25

conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.
In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations — Tax Status of the Policy,” below. Your Policy must qualify under the cash value accumulation test (“CVAT”).
Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.
The Policy has two death benefit options.
Option 1.   The “Level Death” Option. Under this option, the death benefit is —
•
the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,

•
the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).
Option 2.   The “Coverage Plus” Option. Under this option, the death benefit is —
•
the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,

•
the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.
Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.
There is no minimum death benefit guarantee associated with this Policy.
Changes in Death Benefit Option
After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of  $100 will be deducted from your Account Value each time you change your death benefit option.
A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
•
If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•
If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount
You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.
Minimum Changes
Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.
Increases in Total Face Amount
To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.
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Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.
Decreases in Total Face Amount
A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.
For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
•
first, to the most recent increase;

•
second, to the next most recent increases, in reverse chronological order; and

•
finally, to the initial Total Face Amount.

OPTIONAL BENEFITS UNDER THE POLICY
In addition to the standard death benefits associated with your Policy, other optional benefits may also be available to you. The following table summarizes information about these optional benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Description of Restrictions/Limitations
Term Life Insurance Rider	To provide for level term insurance on the life of the Insured.	The Term Life Insurance Rider: • Can only be added at the time of Policy issue • Is only available should the purchaser satisfy certain criteria (1) at the time of purchase
Change of Insured Endorsement	Allows the Owner to change the named Insured under the Policy.	The change of insured endorsement is: • Not available to individual Owners. • Can only be added at the time of Policy issue

(1)
The criteria referenced herein is described further in the second paragraph under the heading “Term Life Insurance Rider” below.

The following supplemental benefits available through riders and endorsements may be available to be added to your Policy. Monthly charges, if applicable, for these riders and endorsements will be deducted from your Policy Value as part of the monthly deduction. See Monthly Deduction. The Term Life Insurance Rider (i) can only be added at the time of Policy issue and (ii) the purchaser must satisfy certain criteria such as the number of Policies it expects to purchase and the expected aggregate Total Face Amount under all such Policies.
The Change of Insured Endorsement (i) is not available to individual Owners, and (ii) can only be added at the time of Policy issue, as further discussed below under Change of Insured Endorsement (not available to individual Owners). Please ask your Protective Life agent for further information, or contact the Home Office.
Term Life Insurance Rider.   This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.
We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number
27

of Policies it expects to purchase and the expected Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. The Company from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.
The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.
If you purchase this rider, the Total Face Amount, as selected by the Owner, will be the sum of the Base Policy Face Amount and the amount of coverage provided by this rider (the “Term Life Insurance Rider Face Amount”). The Owner elects the Total Face Amount and the applicable percentage of Term Life Insurance Rider Face Amount which ranges from 10% to 90% of the Total Face Amount.
The amount of the Rider Death Benefit depends on the death benefit option that applies under your Policy. The Rider Death Benefit will be determined on each Monthly Anniversary Day in accordance with one of those options. While this rider is in force, the Rider Death Benefit is included in the Death Benefit payable under the Policy and will at all times be the same as the option you have chosen for your Policy.
Option 1: Level Death
The Rider Death Benefit will be:
•
the greater of:

a.
the Total Face Amount shown on the Policy Schedule, less any partial withdrawals; or

b.
the Cash Value on the Insured’s date of death multiplied by the applicable Factor shown in the Table on the Policy Schedule and based on the age of the Insured on date of death.

•
less the greater of:

c.
the Base Policy Face Amount shown on the Policy Schedule; or

d.
the Policy Value of the Policy.

Option 2: Coverage Plus
The Rider Death Benefit will be:
•
the greater of:

a.
the Total Face Amount shown on the Policy Schedule, plus the Policy Value Account on the Insured’s date of death; or

b.
the Cash Value on the Insured’s date of death multiplied by the applicable Factor shown in the Table on the Policy Schedule based on the age of the Insured at date of death.

•
less

c.
the Base Policy Face Amount shown on the Policy Schedule; plus

d.
the Policy Value of the Policy.

If the Total Face Amount is changed based on the Request of the Owner to change the Death Benefit Option, then the Base Policy Face Amount and the Term Life Insurance Rider Face Amount will be changed proportionally to the change in the Total Face Amount.
If you purchase this rider, the sales load will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total premium payments. As a result, this rider generally is not offered in connection with any Policy with annual premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.
If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with
28

the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your premiums will occur, when the maximum term rider is purchased.
This rider will terminate upon the earliest of:
•
Request by the Owner;

•
The date the Policy is surrendered or coverage has ceased; or

•
The death of the Insured.

The fees and rider are subject to the terms and conditions contained in the “Fees and Charges” provision in the Policy and are described in detail in the Charges and Deductions section of this Prospectus, where applicable.
The calculation of the fees and charges described in detail in the Charges and Deductions section of this Prospectus are modified as follows if this rider is elected:
Cost of Insurance under the Term Life Insurance Rider.   While this rider is in force, the Death Benefit described in the Policy includes the Rider Death Benefit. The cost of insurance for the Policy and this rider is calculated as follows and there is no additional cost of insurance charge for this rider.
a.
The Death Benefit divided by the death benefit interest rate factor as shown on the Policy Schedule, less the Policy Value Account on each Monthly Anniversary, multiplied by the current monthly risk rate for the Insured’s Attained Age; plus

b.
The monthly administration charge.

If there has been an increase or decrease in the Death Benefit during the Policy Year, the cost of insurance calculation will be adjusted accordingly to reflect the change.
Expense Charge under the Term Life Insurance Rider.   While this rider is in force, a reduction of the current expense charge assessed will be made in proportion to the applicable percentage of the Term Life Insurance Rider Face Amount which is equal to the Term Life Insurance Rider Face Amount divided by the Total Face Amount. The expense charge assessed will not exceed the maximum expense charge shown on the Policy Schedule. The Return of Expense Charge Benefit as described in the “Return of Expense Charge Benefit” section in this Prospectus will be calculated for the current expense charge as assessed, as described above, when this rider is elected. The Return of Expense Charge Schedule is shown on the Policy Schedule.
Mortality and Expense Charges under the Term Life Insurance Rider.   While this rider is in force, a reduction of the current mortality and expense charges assessed will be based on the applicable percentage of the Term Life Insurance Rider Face Amount which is equal to the Term Life Insurance Rider Face Amount divided by the Total Face Amount. The mortality and expense charges assessed per year will be determined by us but will not exceed 0.90% annually.
Example of the Operation of the Term Life Insurance Rider.
The Term Life Insurance Rider — if purchased with the Base Policy — will not impact the Death Benefit provided by the Total Face Amount, but will cause a reduction in the expense charges applied against the Policy Value. This reduction in charges will provide for higher Policy Values than if no Term Life Insurance Rider were elected. For example, if the Term Life Insurance Rider Face Amount is equal to $25,000 and the Total Face Amount equals $100,000, there will be a 25% reduction in the assessed expense charge. Similarly, there is a reduction of the current Mortality and Expense Charges, down to 0.10% when the maximum percentage of Term Life Insurance Rider Face Amount is utilized. Accordingly, for a purchase of  $100,000 of life insurance coverage ($75,000 Base and $25,000 Term), Death Benefits over the life of the Policy due to the expense charge reductions may exceed the Death Benefits provided if no Term Rider was purchased and the $100,000 coverage was provided solely under the Base Policy.
Change of Insured Endorsement (not available to Individual Owners).   This endorsement permits you to change the Insured under your Policy or any Insured that has been named by virtue of this endorsement. Before we change the Insured you must provide us with (1) a written Request in Good Order for the change signed by you and approved by us; (2) evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Effective Date. We may charge a fee for administrative and underwriting expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, premiums will be based on the new Insured’s age, sex, mortality
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class and the premium rate in effect on the Change of Insured Date, which is the Monthly Anniversary on or following the date of approval by the Company of the new Insured. See also Tax Considerations — Change of Insured Endorsement. The monthly risk rates will be based on the new Insured’s age and sex as of the Policy Date and the premium class as of the Change of Insured Date. The maximum monthly risk rates are shown on the updated Policy Schedule and are based on the Mortality Table as shown on the updated Policy Schedule, age nearest birthday. The Company may charge a lower monthly risk rate than shown on the Policy Schedule. The Total Face Amount of the Policy will not change on the Change of Insured Date.
TRANSFERS
Upon receipt of Written Notice in Good Order to the Company at the Corporate Headquarters you may transfer the Fixed Account Value to the Variable Account or the Variable Account Value to the Fixed Account subject to certain restrictions described below. Transfer requests received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Date the request is received. Requests received in Good Order at or after 3:00 P.M. Central Time are processed as of the next Valuation Date.
Transfers Among Divisions
Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.
Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.
Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division. In addition, we do not intend to enforce the restriction on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below.
In addition, we do not intend to enforce restrictions on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below.
A fee of  $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Empower Government Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one-time rebalancing, however, will be counted as one Transfer).
Fixed Account Transfers
Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the Transfer in the previous 365 day period.
Market Timing & Excessive Trading
Frequent Transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of an underlying Fund’s securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.
When you make a Transfer Request among the Funds, your request triggers the purchase and redemption of Fund shares. Frequent Transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Sub-Account, other Owners, beneficiaries, annuitants, or owners of other variable contracts we issue that invest in the Sub-Account. Frequent Transfers can result in the following adverse effects:
•
Increased brokerage, trading and transaction costs;

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•
Disruption of planned investment strategies;

•
Forced and unplanned liquidation and Fund turnover;

•
Lost opportunity costs; and

•
Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Owners.

In order to try to protect Owners and the Funds from the potential adverse effects of frequent Transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term Transfer activity that may adversely affect the Funds, Fund shareholders, the Sub-Account, other Owners, beneficiaries, annuitants and owners of other variable contracts we issue that invest in the Sub-Account. We discourage frequent Transfers of Account Value between the Sub-Accounts.
We monitor Transfer activity in the Policy to identify frequent Transfer activity in any Policy. Our current Market Timing Procedures are intended to detect Transfer activity in which the Transfers exceed a certain dollar amount and a certain number of Transfers involving the same Funds within a specific time period. We regularly review transaction reports in an attempt to identify Transfers that exceed our established parameters. We do not include Transfers made pursuant to the dollar-cost averaging and Fund rebalancing programs when monitoring for frequent Transfer activity.
When we identify Transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting Transfers for that Policy or group of Policies. All Transfer Requests for the affected Policy or group of Policies must be in writing. We notify the affected Owner(s) in writing of these restrictions.
In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, Owners and other persons with interests under the Policy should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or Transfers by specific Owners who violate the market timing policies established by the Fund.
Some of the Funds have reserved the right to temporarily or permanently refuse payments or Transfer Requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a Transfer Request, or to reverse a Transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner’s Transfer Request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.
We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent Transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of Transfers, time period of the Transfers, or any of these.
Owners seeking to engage in frequent Transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such Transfer activity is limited by operational systems and technological limitations.
Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.
Dollar Cost Averaging
By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.
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Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer Option
By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.
You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.
You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.
You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.
You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.
SURRENDERS AND WITHDRAWALS
Surrenders
You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.
We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.
You may borrow from us using your Account Value as collateral.
A surrender may have tax consequences, including a possible 10% additional tax. See “Federal Income Tax Considerations — Tax Treatment of Policy Benefits,” below.
Partial Withdrawal
You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.
Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions and the Fixed Account in proportion to the amounts in the Divisions and the Fixed Account
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bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.
A partial withdrawal may have tax consequences, including a possible 10% additional tax if withdrawn before a certain age. See “Federal Income Tax Considerations — Tax Treatment of Policy Benefits,” below.
POLICY LOANS
Policy Loans
You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.
The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.
Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.
We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.
We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate.
We will send you advance notice of any increase in the Policy loan rate.
Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.
All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.
A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.
LAPSE AND REINSTATEMENT
Lapse and Continuation of Coverage
If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.
Grace Period
If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.
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The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.
Termination of Policy
Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.
Reinstatement
Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
•
you make your reinstatement Request within three years from the date of termination;

•
you submit satisfactory Evidence of Insurability to us;

•
you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;

•
you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and

•
you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
•
the Account Value at the time of termination; plus

•
net Premiums attributable to Premiums paid to reinstate the Policy; less

•
the monthly expense charge; less

•
the monthly cost of insurance charge applicable on the date of reinstatement; less

•
the expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.
DEFERRAL OF PAYMENT
We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:
•
the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

•
the SEC, by order, permits postponement for the protection of Owners; or

•
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

EMPLOYER-FINANCED INSURANCE PURCHASE ARRANGEMENTS — TAX AND OTHER LEGAL ISSUES
In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to the Company under the Policy by the employer and/or by the employee.
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Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.
The general considerations applicable to such a purchase include the following:
1.
Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.
The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

3.
The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

4.
Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

5.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

6.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

7.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

8.
In an employer-financed insurance purchase arrangement, the procedures described below in “Market Timing and Excessive Trading”, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described in this prospectus or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

REPORT TO OWNER
We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.
In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.
TAX CONSIDERATIONS
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.
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The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.
Tax Status of the Policy
A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.
Diversification of Investments
Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary at ordinary rates with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.
Policy Owner Control
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.
The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy Benefits
Life Insurance Death Benefit Proceeds
In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.
If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
Tax Deferred Accumulation
Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.
Depending on the circumstances, any of the following transactions may have federal income tax consequences:
•
the exchange of a Policy for a life insurance, endowment or annuity contract;

•
a change in the death benefit option;

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•
a Policy loan;

•
a partial withdrawal;

•
a complete surrender;

•
a change in the ownership of a Policy;

•
a change of the named Insured; or

•
an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.
Surrenders
If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.
Modified Endowment Contracts
Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC in other circumstances, eg. if there is a “material change” to the Policy, if there is a reduction in benefits during the first seven years of the Policy (including a lapse and reinstatment in the first seven years of the Policy).
We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.
Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.
The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.
Exchanges
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one life insurance contract for another. Generally, a life insurance contract issued in an exchange for another life insurance contract is treated for purposes of qualification under section 7702 of the Code as a new issue as of the date of the exchange. A contract’s status as a MEC cannot be changed as a result of an exchange. A MEC includes any life insurance contract that is received in exchange for a MEC.
Distributions
Distributions Under a Policy That Is Not a MEC
If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining
37

compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.
If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.
Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.
Distributions Under Modified Endowment Contracts
If treated as a MEC, your Policy will be subject to the following tax rules:
•
First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.

•
Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

•
Third, a ten percent additional tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.
is made when the taxpayer is age 59½ or older;

2.
is attributable to the taxpayer becoming disabled; or

3.
is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).
If the Owner assignsor pledges any portion of the AccountValue (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. If the entireAccount Value is assignedor pledged, subsequent increases in the AccountValue are also treated as withdrawals for as long as the assignment or pledge remains in place. TheOwner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan,though it is not affected by any other aspectof the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Multiple Policies
All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.
Treatment When Insured Reaches Attained Age 121
As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.
The IRS has issued Revenue Procedure 2018-20 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table or the 2017 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2018-20, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2018-20 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of the Age 100 Safe Harbor.”
Federal Income Tax Withholding
We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes
38

and any 10% additional tax that may be due on Policy distributions. We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Payees with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Actions to Ensure Compliance with the Tax Law
We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.
Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy
Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction generally will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.
Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.
The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.
In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.
Employer-Owned Life Insurance
Section 101(j) of the Code denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.
Split Dollar Life Insurance
A tax adviser should also be consulted with respect to the split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
Other Employee Benefit Programs
Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal advisor.
39

Policy Loan Interest
Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.
Change of Insured Rider
If the Insured is changed pursuant to the Change of Insured Rider, the Policy will be treated for tax purposes as if it were exchanged for a new Policy. The exchange will be taxable under Section 1001 of the Code, and the transaction will not qualify for tax-free treatment under Section 1035 of the Code. The Company makes no representations concerning the tax effects of the Change of Insured Rider. Owners are responsible for seeking tax counsel regarding the tax effects of the endorsement. Upon a change of Insured pursuant to the Change of Insured Rider, the guaranteed mortality charges under the Policy after the change will be based on the new Insured, and those charges may need to be based on a different mortality table than applied prior to the change, such as to ensure compliance with Section 7702 of the Code. The Company also reserves the right to refund Account Value at the time of such change, including for purposes of maintaining compliance with Section 7702 of the Code
Investment Income Surtax
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of  (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.
Our Taxes
We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Tax Cuts and Jobs Act of 2017, we are generally required to capitalize and amortize certain Policy acquisition expenses over a fifteen year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for the Company. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.
A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.
Summary
•
We do not make any guarantees about the Policy’s tax status.

•
We believe the Policy will be treated as a life insurance contract under federal tax laws.

•
Death benefits generally are not subject to federal income tax.

•
Investment gains are normally not taxed unless distributed to you before the Insured dies.

•
If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.

•
If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

CORPORATE TAX SHELTER REQUIREMENTS
The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.
USE OF THE POLICY
Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment
40

vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans. The Policy described in this Prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements.
As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Account Value, Cash Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a Beneficiary.
Prior to utilizing this Policy for the above applications, you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.
In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of Tax Considerations above. Loans and withdrawals will affect the Account Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.
Replacement of Life Insurance or Annuities
The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.
A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has or will be:
1.
Lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated;

2.
converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values;

3.
amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

4.
reissued with any reduction in cash value, or

5.
pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:
1.
You will pay new acquisition costs;

2.
You may have to submit to new medical examinations;

3.
You may pay increased premiums because of the increased age or changed health of the Insured;

4.
Claims made in the early policy years may be contested;

5.
You may have to pay surrender charges and/or income taxes on your current policy or contract values;

6.
Your new policy or contract values may be subject to surrender charges; and

7.
If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.
41

SALE OF THE POLICIES
We have entered into an agreement with Investment Distributors, Inc. (“IDI”) under which IDI has agreed to distribute the Policies on a “best efforts” basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly owned subsidiary of PLC, is an affiliate of Protective Life, and its Home Office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority (“FINRA”).
IDI does not sell Policies directly to purchasers. IDI, together with the Company, enters into distribution agreements with other broker-dealers (collectively, “Selling Broker-Dealers”) for the sale of the Policies. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Policies.
We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI’s operating and other expenses.
We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable contracts, other than the Policies. IDI did not retain any of these amounts, and passed along this compensation directly to the Selling Broker-Dealers.
Fiscal Year Ended	Amount Paid to IDI
December 31, 2019	$944,781
December 31, 2020	$894,346
December 31, 2021	$1,086,442
We offer the Policies on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.
LEGAL PROCEEDINGS
The Company, like other insurance companies, in the ordinary course of business is involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Empower believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Series Account, the ability of IDI to perform its contract with the Series Account, or the ability of the Company to meet its obligations under the Contracts.
LEGAL MATTERS
Pursuant to Commodity Futures Trading Commission Rule 4.5, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
ABANDONED PROPERTY REQUIREMENTS
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.
FINANCIAL STATEMENTS
Empower’s financial statements, which are incorporated into the Statement of Additional Information (“SAI”) by reference to the Series Account’s Form N-VPFS, File No. 811-09201, filed with the SEC on April 25, 2022, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.
42

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements and financial highlights for the year or period ended December 31, 2021 of each of the investment divisions of the COLI VUL-2 Series Account of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company) incorporated by reference in the Statement of Additional Information have been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report appearing in the COLI VUL-2 Series Account’s Form N-VPFS filed with the SEC on April 25, 2022, incorporated therein by reference. The financial statements for the year or period ended December 31, 2020 of each of the investment divisions of the COLI VUL-2 Series Account of Empower Annuity Insurance Company of America were audited by Deloitte & Touche, LLP, another independent registered public accounting firm.
INDEPENDENT AUDITOR
The statutory-basis financial statements of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company), incorporated by reference in the Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report.
43

FUND APPENDIX
FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 1-800-268-1545, or by sending an email request to gwexecbenefits@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	Alger Small Cap Growth I-2(2)	0.96%	-6.06%	21.54%	15.24%
U.S. Equity	American Century VP Capital Appreciation I(1)	0.91%	11.16%	19.89%	15.64%
Taxable Bond	American Century VP Inflation Protection II(2)	0.71%	6.27%	5.01%	2.82%
International Equity	American Century VP International I(1)(2)	0.99%	8.75%	14.35%	10.06%
U.S. Equity	American Century VP Mid Cap Value I(1)	0.75%	23.20%	9.41%	12.82%
U.S. Equity	American Century VP Ultra® I(1)	0.79%	22.99%	26.83%	20.03%
U.S. Equity	American Century VP Value I(1)	0.73%	24.51%	9.55%	12.03%
Taxable Bond	American Funds IS® Capital World Bond 2	0.75%	-4.92%	3.49%	2.07%
International Equity	American Funds IS® Capital World Growth & Income 2(1)	0.67%	14.78%	13.27%	11.63%
International Equity	American Funds IS® Global Small Cap 2(1)	0.90%	6.74%	15.45%	12.51%
U.S. Equity	American Funds IS® Growth 2	0.60%	21.97%	25.43%	19.71%
U.S. Equity	American Funds IS® Growth-Income 2	0.54%	24.10%	16.39%	15.42%
International Equity	American Funds IS® International 2	0.79%	-1.49%	9.63%	8.13%
International Equity	American Funds IS® New World 2(1)	0.82%	4.92%	13.25%	8.67%
U.S. Equity	American Funds IS® Washington Mutual Investor 2(1)	0.52%	27.78%	12.50%	13.75%
Allocation	BlackRock 60/40 Target Allocation ETF VI I(1)	0.38%	11.99%	11.27%	—
Allocation	BlackRock Global Allocation V.I. I - BlackRock (Singapore) Limited(1)	0.75%	6.67%	9.95%	7.94%
Taxable Bond	BlackRock High Yield V.I. I - BlackRock International Limited(1)	0.57%	5.34%	6.36%	6.78%
U.S. Equity	BNY Mellon Stock Index Initial - Mellon Investments Corporation	0.26%	28.40%	18.17%	16.26%
U.S. Equity	ClearBridge Variable Mid Cap I - ClearBridge Investments, LLC	0.85%	28.71%	14.26%	14.33%
U.S. Equity	ClearBridge Variable Small Cap Growth I - ClearBridge Investments, LLC	0.81%	12.61%	21.34%	17.14%
U.S. Equity	Columbia VP Small Cap Value 1(2)	0.97%	29.19%	9.83%	11.92%
Sector Equity	Davis Financial - Davis Selected Advisers (New York) Inc	0.70%	31.76%	10.71%	13.16%
U.S. Equity	Davis Value Portfolio - Davis Selected Advisers (New York) Inc(2)	0.70%	17.85%	12.84%	12.77%
International Equity	Delaware VIP International Series Standard - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited(1)	0.86%	6.87%	10.81%	8.15%
U.S. Equity	Delaware VIP Small Cap Value Series Service - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.05%	34.01%	9.22%	11.78%
FUND-1

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Taxable Bond	DFA VIT Inflation-Protected Securities Institutional - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.11%	5.58%	5.44%	—
U.S. Equity	DWS Core Equity VIP A	0.59%	25.30%	16.70%	16.17%
Taxable Bond	DWS High Income VIP A(1)	0.71%	4.00%	6.02%	6.16%
U.S. Equity	DWS Small Cap Index VIP A - Northern Trust Investments Inc(1)	0.39%	14.50%	11.69%	12.98%
U.S. Equity	DWS Small Mid Cap Value VIP A(1)(2)	0.83%	30.50%	7.87%	10.52%
Taxable Bond	Eaton Vance VT Floating-Rate Income Initial	1.18%	3.63%	3.19%	3.53%
Allocation	Empower Aggressive Profile Investor	1.15%	19.49%	12.77%	12.62%
U.S. Equity	Empower Ariel Mid Cap Value Investor - Ariel Investments, LLC(1)	1.05%	26.13%	10.98%	13.08%
Taxable Bond	Empower Bond Index Investor(1)	0.50%	-2.39%	3.02%	2.42%
Allocation	Empower Conservative Profile Investor(1)	0.78%	6.35%	5.95%	5.66%
Taxable Bond	Empower Core Bond Investor(1)	0.70%	-1.55%	3.57%	3.01%
International Equity	Empower Emerging Markets Equity Investor - UBS Asset Management (Americas) Inc; Lazard Asset Management LLC(1)	1.23%	-4.43%	—	—
Taxable Bond	Empower Global Bond Investor(1)(2)	1.01%	-6.46%	0.84%	1.74%
Money Market	Empower Government Money Market Investor(1)	0.46%	0.01%	0.77%	0.38%
Taxable Bond	Empower Inflation-Protected Securities Investor - Goldman Sachs Asset Management, L.P.(1)	0.70%	4.76%	—	—
International Equity	Empower International Index Investor - Irish Life Inv Managers Ltd	0.65%	10.75%	9.16%	7.54%
International Equity	Empower International Value Investor - LSV Asset Management; Massachusetts Financial Services Company	1.06%	10.83%	9.65%	10.26%
U.S. Equity	Empower Large Cap Growth Investor - Amundi Asset Management US, Inc.; JPMorgan Investment Management Inc.(1)	1.00%	20.84%	24.82%	18.92%
U.S. Equity	Empower Large Cap Value Investor II - T. Rowe Price Associates, Inc.; Putnam Investment Management, LLC(1)(2)	0.81%	26.15%	—	—
Allocation	Empower Lifetime 2015 Investor(1)	0.80%	8.48%	8.05%	7.69%
Allocation	Empower Lifetime 2020 Investor(1)	0.83%	9.17%	8.62%	—
Allocation	Empower Lifetime 2025 Investor(1)	0.85%	10.16%	9.44%	9.32%
Allocation	Empower Lifetime 2030 Investor(1)	0.87%	11.60%	10.32%	—
Allocation	Empower Lifetime 2035 Investor(1)	0.89%	13.46%	11.36%	10.89%
Allocation	Empower Lifetime 2040 Investor	0.92%	15.11%	12.04%	—
Allocation	Empower Lifetime 2045 Investor	0.92%	16.02%	12.43%	11.40%
Allocation	Empower Lifetime 2050 Investor	0.93%	16.15%	12.50%	—
Allocation	Empower Lifetime 2055 Investor	0.92%	16.10%	12.46%	11.31%
Allocation	Empower Lifetime 2060 Investor	0.94%	15.89%	—	—
U.S. Equity	Empower Mid Cap Value Investor - Goldman Sachs Asset Management, L.P.(1)	1.15%	30.17%	9.91%	12.74%
Allocation	Empower Moderate Profile Investor(1)	0.92%	11.98%	9.15%	8.79%
Allocation	Empower Moderately Agg Portfolio Investor(1)	1.02%	14.25%	10.38%	10.09%
Allocation	Empower Moderately Conservative Portfolio Investor(1)	0.83%	9.13%	7.49%	7.22%
Taxable Bond	Empower Multi-Sector Bond Investor(1)	0.90%	0.89%	4.84%	5.51%
Sector Equity	Empower Real Estate Index Investor - Irish Life Inv Managers Ltd(1)	0.70%	44.31%	8.90%	—
U.S. Equity	Empower S&P Mid Cap 400® Index Investor - Irish Life Inv Managers Ltd(1)	0.55%	24.01%	12.48%	13.55%
FUND-2

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	Empower S&P SmallCap 600® Index Investor - Irish Life Inv Managers Ltd	0.56%	25.95%	11.88%	13.92%
Taxable Bond	Empower Short Duration Bond Investor(1)	0.60%	-0.03%	2.50%	2.19%
U.S. Equity	Empower Small Cap Growth Investor(1)	1.19%	13.76%	18.50%	—
U.S. Equity	Empower Small Cap Value Investor(1)	1.09%	30.67%	9.10%	11.90%
U.S. Equity	Empower T. Rowe Price Mid Cap Growth Investor - T. Rowe Price Associates, Inc.	1.02%	14.83%	17.86%	16.22%
Taxable Bond	Empower US Government Securities Investor(1)	0.60%	-2.15%	2.45%	2.08%
Taxable Bond	Federated Hermes High Income Bond II P(1)	0.82%	4.85%	5.57%	6.34%
U.S. Equity	Federated Hermes Kaufmann II P - Federated Global Inv Mgmt Corp(2)	1.50%	2.51%	18.68%	16.69%
U.S. Equity	Fidelity® VIP Contrafund Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd(2)	0.85%	27.51%	19.87%	16.35%
International Equity	Fidelity® VIP Emerging Markets Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; FIL Investments (Japan) Limited; Fil Investment Advisors; FIL Investment Advisors (UK) Ltd; Fidelity Management & Research (HK) Ltd	1.16%	-2.41%	14.71%	8.17%
U.S. Equity	Fidelity® VIP Extended Market Index Service 2 - Geode Capital Management, LLC	0.38%	20.93%	—	—
U.S. Equity	Fidelity® VIP Growth Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd(2)	0.85%	22.90%	25.98%	19.40%
U.S. Equity	Fidelity® VIP Index 500 Initial - Geode Capital Management, LLC	0.10%	28.58%	18.34%	16.44%
International Equity	Fidelity® VIP International Index Service 2 - Geode Capital Management, LLC	0.42%	7.48%	—	—
Taxable Bond	Fidelity® VIP Investment Grade Bond Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd(2)	0.64%	-0.90%	4.08%	3.29%
U.S. Equity	Fidelity® VIP Mid Cap Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd(2)	0.86%	25.31%	13.32%	13.00%
U.S. Equity	Goldman Sachs VIT Mid Cap Value Institutional(1)(2)	0.84%	30.95%	13.17%	13.08%
Alternative	Goldman Sachs VIT Multi-Strategy Alternatives Service(1)(2)	1.25%	4.84%	3.61%	—
U.S. Equity	Invesco V.I. Core Equity I	0.80%	27.74%	13.97%	12.27%
U.S. Equity	Invesco V.I. Core Equity I(2)	0.80%	27.74%	13.97%	12.27%
U.S. Equity	Invesco V.I. Diversified Dividend I	0.68%	18.89%	8.37%	11.89%
International Equity	Invesco V.I. EQV International Equity I (formerly, Invesco V.I International Growth I)	0.89%	5.89%	10.17%	8.09%
Sector Equity	Invesco V.I. Global Real Estate I - Invesco Asset Management Ltd	0.97%	25.71%	7.54%	8.11%
Sector Equity	Invesco V.I. Health Care I(2)	0.97%	12.30%	14.76%	13.97%
U.S. Equity	Invesco V.I. Main Street Small Cap I	0.84%	22.55%	13.73%	14.69%
Allocation	Janus Henderson VIT Balanced Institutional(1)	0.62%	17.20%	14.39%	11.81%
U.S. Equity	Janus Henderson VIT Enterprise Institutional	0.72%	16.83%	19.13%	17.23%
Taxable Bond	Janus Henderson VIT Flexible Bond Institutional(1)	0.58%	-0.90%	4.24%	3.68%
U.S. Equity	Janus Henderson VIT Forty Institutional	0.76%	22.90%	25.58%	20.29%
International Equity	Janus Henderson VIT Global Rsrch Institutional(2)	0.84%	18.09%	16.70%	13.59%
FUND-3

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
International Equity	Janus Henderson VIT Global Sustainable Equity Instl(1)	0.92%	—	—	—
Sector Equity	Janus Henderson VIT Global Technology & Innovation Institutional	0.75%	18.01%	30.62%	23.28%
International Equity	Janus Henderson VIT Overseas Institutional(2)	0.83%	13.58%	13.35%	6.25%
U.S. Equity	JPMorgan Insurance Trust Small Cap Core 1	0.84%	21.38%	11.77%	14.01%
U.S. Equity	JPMorgan Insurance Trust US Equity 1	0.76%	29.34%	19.63%	17.47%
U.S. Equity	Lord Abbett Series Developing Growth VC(1)(2)	1.04%	-2.75%	24.69%	17.25%
Taxable Bond	Lord Abbett Series Total Return VC	0.71%	-0.24%	3.61%	3.32%
U.S. Equity	MFS® VIT Growth Initial	0.71%	23.53%	24.87%	19.33%
International Equity	MFS® VIT II International Growth Initial(1)	0.88%	9.27%	14.22%	10.00%
International Equity	MFS® VIT II Research International Init	0.96%	11.57%	12.19%	8.38%
U.S. Equity	MFS® VIT III Blended Rsrch Sm Cap Equity Initial	0.53%	29.64%	12.88%	14.31%
Sector Equity	MFS® VIT III Global Real Estate Initial(1)	0.92%	30.12%	12.99%	12.19%
U.S. Equity	MFS® VIT III Mid Cap Value Initial	0.79%	30.99%	12.42%	13.59%
U.S. Equity	MFS® VIT Mid Cap Growth Initial	0.80%	14.11%	22.66%	18.20%
U.S. Equity	MFS® VIT New Discovery Init	0.87%	1.80%	21.30%	16.15%
U.S. Equity	MFS® VIT Research Initial(1)	0.78%	24.80%	17.94%	15.64%
Taxable Bond	MFS® VIT Total Return Bond Initial	0.53%	-0.81%	4.14%	3.65%
U.S. Equity	MFS® VIT Value Initial(1)	0.70%	25.45%	12.25%	13.42%
U.S. Equity	Neuberger Berman AMT M/C Intrinsic Val I(2)	1.00%	32.80%	8.35%	11.10%
U.S. Equity	Neuberger Berman AMT Mid-Cap Growth I(2)	0.89%	12.99%	19.75%	15.36%
U.S. Equity	Neuberger Berman AMT Sustainable Equity I	0.89%	23.48%	15.72%	14.36%
Taxable Bond	PIMCO Global Bond Opportunities (Unhedged) Admin	0.93%	-7.52%	3.14%	1.02%
Taxable Bond	PIMCO Income Institutional	0.67%	2.15%	5.21%	—
Taxable Bond	PIMCO International Bond (USD-Hdg) Admin	0.94%	-1.96%	3.05%	4.39%
Commodities	PIMCO VIT CommodityRealReturn® Strategy Administrative(1)	0.93%	33.34%	5.72%	-1.86%
Taxable Bond	PIMCO VIT High Yield Admin	0.77%	3.63%	5.46%	6.07%
Taxable Bond	PIMCO VIT Low Duration Admin	0.65%	-0.93%	1.54%	1.59%
Taxable Bond	PIMCO VIT Real Return Admin	0.67%	5.59%	5.33%	3.05%
Taxable Bond	PIMCO VIT Total Return Admin	0.65%	-1.27%	3.94%	3.43%
Sector Equity	Pioneer Real Estate Shares VCT I	1.35%	41.05%	9.97%	10.73%
International Equity	Putnam VT Focused International Equity IA - Putnam Advisory Company, LLC; Putnam Investments Limited(1)	0.81%	12.84%	12.29%	11.21%
Allocation	Putnam VT Global Asset Allocation IA - Putnam Advisory Company, LLC; Putnam Investments Limited	0.84%	14.25%	10.19%	10.14%
U.S. Equity	Putnam VT Growth Opportunities IA - Putnam Investments Limited	0.64%	23.00%	25.87%	20.16%
Taxable Bond	Putnam VT High Yield IA - Putnam Investments Limited	0.70%	5.20%	5.62%	6.33%
Taxable Bond	Putnam VT Income IB - Putnam Investments Limited	0.82%	-4.59%	3.61%	3.73%
International Equity	Putnam VT International Value IA - Putnam Investments Limited	0.87%	15.28%	8.38%	7.27%
U.S. Equity	Putnam VT Large Cap Value IA - Putnam Investments Limited	0.56%	27.62%	14.08%	14.40%
U.S. Equity	Putnam VT Research IA - Putnam Advisory Company, LLC; Putnam Investments Limited(1)	0.73%	24.44%	18.74%	16.68%
FUND-4

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	Putnam VT Small Cap Value IA - Putnam Investments Limited	1.04%	40.37%	9.59%	12.73%
U.S. Equity	Putnam VT Sustainable Future IA - Putnam Investments Limited	0.74%	6.33%	17.53%	16.21%
U.S. Equity	Royce Capital Small-Cap Service(1)(2)	1.33%	28.45%	6.28%	8.37%
U.S. Equity	T. Rowe Price Blue Chip Growth Portfolio II(1)	1.00%	17.33%	22.96%	18.93%
International Equity	VanEck VIP Emerging Markets Initial(2)	1.16%	-11.87%	9.29%	6.88%
Sector Equity	VanEck VIP Global Resources Fund Initial(2)	1.09%	18.92%	2.24%	-0.12%
Taxable Bond	Vanguard VIF Global Bond Index	0.13%	-1.84%	—	—
Taxable Bond	Vanguard VIF Total Bond Market Index	0.14%	-1.72%	3.50%	2.77%
U.S. Equity	Victory RS Small Cap Growth Equity VIP Service I(1)	0.88%	-10.43%	16.82%	15.54%

(1)
These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Owners and will continue past the current year.

(2)
The Sub-Account investing in this Fund is closed to new Owners.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting the Company or by asking your financial adviser. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.
FUND-5

FUND-6

Prospectus
October 19, 2022
Executive Benefit VUL A Flexible Premium Variable Universal Life Insurance Policy
Issued by
Empower Annuity Insurance Company of America
(formerly,Great‑West Life & Annuity Insurance Company)
A Stock Company
in connection with its COLI VUL 2 Series Account
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (303) 737‑3000

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) issued by Empower Annuity Insurance Company of America (formerly,Great-West Life & Annuity Insurance Company) (“Empower” or the “Company”). In this prospectus, the words “we,” “our” or “us” refer to the Company and the words “you” or “your” refer to the Owner (defined below). The “Owner” is the corporation, employer or individual to whom the Policy is issued and the “Insured” is the individual whose life is insured by the Policy. The Policy offered under this prospectus is no longer issued to new purchasers. The Policy offered under this prospectus has not been offered for sale since April 30, 2011; however, you may make additional Premium payments as permitted under your Policy.
The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes. The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the underlying Funds that you select. The available Funds are listed in an Appendix to this Prospectus. The Policy also provides a fixed option.
The Policy that was issued from May 1, 2011, Executive Benefit VUL II,is covered under a separate prospectus and no longer sold.
The Policy and Fixed Account endorsement (and optional Term Life Insurance Rider) that we issued until April 30, 2011 became available on January 1, 2009. The Policy and optional Term Life Insurance Rider described in this prospectus are based on state-required 2001 CSO mortality tables, as defined below. Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables. Many of the Pre-2009 Policies and optional Riders still remain outstanding. The Pre-2009 Policy differs somewhat from the Policy that we issued until April 30, 2011, and certain of the information in this prospectus, therefore, does not apply to those Pre-2009 Policies. Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and Pre-2009 optional Rider. Therefore, if you own a Pre-2009 Policy (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy that we issued until April 30, 2011.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.
Please note that the Policy is not guaranteed to provide any benefits, is not insured by the FDIC or any other government agency; is not a bank deposit or other obligations of a bank and is not bank guaranteed; and is subject to risks, including loss of the amount invested, tax risks and lapse of the Policy.
The Prospectus and Statement of Additional Information for the Policy are available at GWExecBenefits@protective.com.
C000031797

SPECIAL TERMS
Account Value The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.
Attained Age The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.
Beneficiary The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.
Business Day Any day that we are open for business. We are open for business every day that the NYSE is open for trading.
Cash Surrender Value is equal to:
1.
Account Value on the effective date of the surrender; less

2.
outstanding Policy loans and accrued loan interest, if any; less

3.
any monthly cost of insurance charges.

Corporate Headquarters Empower Annuity Insurance Company of America (formerly, Great-West Life & Annuity Insurance Company), 8515 E. Orchard Road Greenwood Village, Colorado 80111 Telephone: (303) 737-3000, or such other address as we may hereafter specify to you by written notice.
Death Benefit Proceeds The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.
Divisions Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “Sub-Accounts” in the prospectus, SAI or Series Account financial statements.
Due Proof Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.
Effective Date The date on which the first Premium payment is credited to the Policy.
Evidence of Insurability Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.
Fixed Account A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts. The Fixed Account is not an available option for Pre-2009 Policies.
Fund An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.
General Account All of our assets other than those held in a separate investment account.
Initial Premium The initial Premium amount specified in a Policy.
Insured The person whose life is insured under the Policy.
Issue Age The Insured’s age as of the Insured’s birthday nearest the Policy Date.
Issue Date The date on which we issue a Policy.
Loan Account All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.
Loan Account Value The sum of all outstanding loans plus credited loan interest for this Policy.
MEC Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts”.
NYSE New York Stock Exchange.
Owner The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary The same day in each succeeding year as the day of the year corresponding to the Policy Date.
Policy Date The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.
Policy Debt The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.
Policy Month The one-month period commencing on the same day of the month as the Policy Date.
Policy Year The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.
Pre-2009 Policy A Policy issued before January 1, 2009. Owners of a Pre-2009 Policy may continue to make additional premium payments. For information about how the Pre-2009 Policy differs from the Policy that we offer until April 30, 2011, please see Appendix B.
Premiums Amounts received and allocated to the Sub-Account(s) prior to any deductions.
Request Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.
SEC The United States Securities and Exchange Commission.
Series Account The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL-2 Series Account. It is registered as a unit investment trust under the 1940 Act. The Series Account may also be referred to herein as the “Variable Account.” The Series Account may also be referred to herein as the “Variable Account.”
Sub-Account Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.
Surrender Benefit Account Value less any outstanding Policy loans and less accrued loan interest.
Total Face Amount The amount of life insurance coverage you request as specified in your Policy.
Transaction Date The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.
Transfer The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.
Unit An accounting unit of measurement that we use to calculate the value of each Division.
Unit Value The value of each Unit in a Division.
Valuation Date The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.
Valuation Period The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE EXECUTIVE BENEFITS VUL POLICY
FEES AND EXPENSES
Charges for Early Withdrawal
There is no surrender charge associated with your Policy. A partial withdrawal fee of $25 will be deducted from Policy Value for all partial withdrawals after the first made in the same Policy Year.
For additional information about charges for surrenders and early withdrawals, see “FEE TABLES” and “CHARGES AND DEDUCTIONS” in the Prospectus.

Transaction Charges
You will also be charged for other transactions, including Premium Expense Charge (consisting of the Sales Load and Premium Tax) and Transfer Fees.
For additional information about transaction charges, see “FEE TABLES — TRANSACTION FEES” in the Prospectus.

Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, you are also subject to certain ongoing fees and expenses under the Policy, including fees and expenses covering the cost of insurance (“COI”) under the Policy and the cost of optional benefits available under the Policy. Such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should review the Policy specifications page of your Policy for rates applicable to the Policy. For additional information on ongoing fees and expenses, see “FEE TABLES” in the Prospectus and “FUND APPENDIX - FUNDS AVAILABLE UNDER YOUR POLICY”, which is part of this Prospectus.
You will also bear expenses associated with the Funds available under the Policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Investment options (Portfolio fees and expenses)	0.10%	3.10%
RISKS
Risk of Loss	You can lose money by purchasing the Policy. For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” in the Prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
For additional information about the investment profile of the Policy, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” in the Prospectus.

Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options, or Funds, available under the Policy. Each Fund (including any Fixed Account investment option) will have its own unique risks, and investors should review these investment options before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY”, “THE SERIES ACCOUNT AND FUNDS” in the Prospectus and “FUND APPENDIX — FUNDS AVAILABLE UNDER YOUR POLICY” which is part of this Prospectus.

Insurance Company Risks
An investment in the Policy is subject to the risks related to the Depositor, Empower, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of the Depositor. More information about the Depositor including its financial strength ratings is available upon request by calling toll-free 1-888-353-2654.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” and “THE COMPANY AND THE FIXED ACCOUNT” in the Prospectus.

RISKS
Policy Lapse
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges. Your Policy may also Lapse due to insufficient premium payments, withdrawals, unpaid loans, or loan interest.
There is a cost associated with reinstating a Lapsed Policy. Death Benefits will not be paid if the Policy has Lapsed.
For additional information about Company risks, see “LAPSE AND REINSTATEMENT”, “PRINCIPAL RISKS OF INVESTING IN THE POLICY”, “POLICY LOANS” and “PREMIUMS” in the Prospectus.

RESTRICTIONS
Investment Options
While you may transfer amounts in the Sub-Accounts (which invest in shares of a corresponding Fund) and the Fixed Account, certain restrictions and transfer fees apply with regard to the number and amount of such transfers. Transfers are also subject to the excessive trading and market timing polices described in this Summary Prospectus.
We reserve the right to remove or substitute Funds as investment options.
For additional information about Investment Options, “SERIES ACCOUNT AND THE FUNDS” and “TRANSFERS” in the Prospectus.

Optional Benefits
Optional benefits are subject to additional charges. Some optional benefits are available only at the time your Policy is issued and may not be available for all Owners or Insureds.
For additional information about the optional benefits, see “OPTIONAL BENEFITS UNDER THE POLICY” in the Prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications regarding the purchase, ownership, and use of a Policy (such as in connection with a plan involving covered employees). Withdrawals and surrenders may be subject to income tax, and will be taxed at ordinary rates. In addition, withdrawals and surrenders may be subject to an additional tax depending on the circumstances. There is no additional tax benefit to the investor if the Policy is purchased through a tax-qualified plan. Purchases through individual retirement accounts (IRAs) are not permitted under the Internal Revenue Code.
For additional information about tax implications, see “TAX CONSIDERATIONS” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals have and may continue to receive compensation for selling the Policy to investors, which may include commissions, revenue sharing, compensation from affiliates and third parties. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
For additional information about compensation, see “THE SERIES ACCOUNT AND THE FUNDS - Payments We Receive; Payments We Make.” in the Prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer an investor a new policy in place of the one he or she already owns. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.
For additional information about exchanges, see “USE OF THE POLICY — Replacement of Life Insurance or Annuities” in the Prospectus.

OVERVIEW OF THE EXECUTIVE BENEFIT VUL POLICY
1. What is the Policy, and what is it designed to do?
The Policy is an individual flexible premium variable and fixed life insurance policy the primary purpose of which is to provide a Death Benefit which is paid upon the death of the Insured person. The Owner of the Policy is the person, persons, or entity entitled to all rights in this Policy while the Insured (the person whose life is covered by the Policy) is living, including designation of a Beneficiary. For additional information, see “The Policy” in the Prospectus.
Your Policy is a “flexible premium” policy because you have considerable flexibility in determining when and how much premium you want to pay. Your Policy is “variable” because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your premiums and Policy Value. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
Because the Policy is designed to provide benefits on a long-term basis and is not intended for short-term investing, the Policy may not be appropriate for those who have a short-term investment horizon.
2. What are the Premiums for this Policy?
The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.
Premium is an amount you pay to the Company to establish and maintain life insurance coverage. The minimum initial premium will vary based on various factors, including the age of the Insured and the Death Benefit Option you select. Thereafter, you have the flexibility to choose the amount and timing of premium payments, within certain limits. Before your premiums are allocated to a Sub-Account, we deduct a premium expense charge.
You may establish a planned periodic premium. You are not required to pay the planned periodic premium and we will not terminate your Policy merely because you did not. However, payment of insufficient premiums may result in a Lapse of the Policy. Your Policy could Lapse if the value of your Policy becomes too low to support the Policy’s monthly charges.
You may allocate premium to your choice of numerous different investment options available in the Sub-Accounts, as well as a Fixed Account, within your Policy. The Sub-Accounts are separate divisions of the Variable Account (COLI VUL-2 SERIES ACCOUNT) that invest in a particular Fund (an underlying mutual fund).
ADDITIONAL INFORMATION ABOUT EACH FUND IS PROVIDED IN AN APPENDIX TO THE PROSPECTUS. See Fund Appendix – Funds Available Under Your Policy.
The Fixed Account is part of the Company’s General Account, which holds all of the Company’s assets other than those held in the Variable Account or other separate accounts.
3. What are the primary features and options that this Policy offers?
A. Choice of Death Benefit Options. When you apply for the Policy, you must select one of two available Death Benefit Options used to determine the amount payable on the death of the Insured. Each Death Benefit Option is the greater of an amount noted below and the minimum death benefit on the date of death:
Option 1 (Level):
•
The Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or if greater;

•
the Account Value on the date of the death multiplied by the applicable factor shown in the table set forth in your Policy.

Option 2 (Coverage Plus):
•
the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,

•
the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.
Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.
There is no minimum death benefit guarantee associated with this Policy.
B. Transfers. At any time after the Cancellation Period (period during which the Owner may return the Policy for a refund), you may transfer Account Value among the Sub-Accounts and the Fixed Account, subject to the restrictions including on 12 amount and frequency of transfers. The Company also may restrict or refuse to honor frequent transfers, including “market timing” transfers. In addition, you may use our Dollar Cost Averaging program or Portfolio Rebalancing program. Please see “TRANSFERS”.
C. Withdrawals. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. Withdrawals may have tax consequences.
D. Surrender Benefit. The Owner may surrender this Policy for the surrender benefit. The surrender benefit is the Surrender Value on the date of surrender. The Surrender Value is the Account Value minus Policy Debt plus accrued interest. All coverage will end on the effective date of surrender of the Policy. No Death Benefits will be paid after the effective date of surrender of the Policy. Surrenders may have tax consequences.
E. Loans. While the Policy is in force, the Owner may obtain a loan on the security of the Policy. Policy loan amounts will be withdrawn first on a pro rata basis from the Sub-Accounts and/or Fixed Account unless the Owner specifies such Sub-Accounts and/or Fixed Account.
Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes. See Tax Considerations - Modified Endowment Contracts.
F. Optional Benefits. The following riders and endorsements are available:
• Term Life Insurance; and
• Change of Insured (not available to individual Owners).
There is no charge for the Change of Insured Endorsement; however, there is a one-time fee assessed for administration and underwriting costs when this endorsement is exercised. For a discussion of the optional insurance benefits we currently offer, the benefits provided thereunder, and associated costs, see “Optional Benefits Available Under the Policy”.
G. Tax Benefits. Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, then distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income (taxed as ordinary income). Distributions include partial withdrawals and surrenders. See Tax Considerations in this prospectus for additional information.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making partial withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or Transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Maximum Expense Charge Imposed on Premium (1)	Upon each Premium payment	10% of Premium	9.0% of Premium up to target and 6.5% of Premium in excess of target
Sales Load (2)	Upon each Premium Payment	6.5% of Premium	5.5% of Premium up to target and 3.0% of Premium in excess of target
Premium Tax (2)	Upon each Premium payment	3.5% of Premium	3.5% of Premium
Surrender Charge:	There is no surrender charge associated with your Policy. However, the surrender of your Policy may have tax consequences.
Partial Withdrawal Fee	Upon partial withdrawal	$25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.	$25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year
Change of Death Benefit Option Fee	Upon change of option	$100 deducted from Account Value for each change of death benefit option.	$100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	$10/Transfer	$10/Transfer
Loan Interest	Upon issuance of Policy loan	The Moody’s Corporate Bond Yield Average — Monthly Average Corporates	The Moody’s Corporate Bond Yield Average — Monthly Average Corporates

(1)
The Expense Charge consists of the Sales Load plus the Premium Tax.

(2)
The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses. If you chose to purchase an Optional Benefit, you will pay additional charges, as shown below.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges:
Cost of Insurance (per $1000 Net Amount at Risk): (1) (2) (3)	Monthly
Minimum Charge		$0.02 per $1,000 of Net Amount at Risk
Maximum Charge		$83.33 per $1,000 of Net Amount at Risk
Maximum Charge for a 46 year old male, non-smoker, $550,000, Total Face Amount, Option 1 (Level Death)		$0.21 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge (4)	Monthly
Maximum Charge (5)		0.90% (of average daily net assets) annually
Service Charge	Monthly
Maximum Charge (6)		$15.00/month
Loan Interest Credit Charge (7)	On each Policy Anniversary, as applicable
Maximum Charge (8)		1.5%
Optional Benefit Charges:
Term Life Insurance Rider	Monthly
Minimum Charge		$0.02 per $1,000 of Net Amount at Risk
Maximum Charge		$83.33 per $1,000 of Net Amount at Risk
Change of Insured Endorsement	Upon change of insured	$400 per change

(1)
Cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and rate (i.e., underwriting) class and the number of years that the Policy has been in force, and the Net Amount at Risk on either the Policy Effective Date or the applicable Monthly Anniversary Day. The charge generally increases with Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s Schedule will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and premium classification of the Insured, and the Total Face Amount, planned premiums, and riders requested. The cost of insurance charge shown in the above table has been rounded to the nearest hundredth. See Charges and Deductions. Owners may obtain more information about their particular cost of insurance charge by contacting our Home Office at 888-353-2654.

(2)
The Net Amount at Risk as of any Monthly Anniversary Day is equal to: (a) the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option 1 (Level Death Benefit); or, (b) the Death Benefit minus the Policy Value discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option 2 (Coverage Plus).

(3)
The current minimum and maximum cost of insurance are $0.01 — $45.83 per $1,000 of Net Amount at Risk. The current charge for a 46 year old male, non-smoker, $550,000, Total Face Amount, Option 1 (Level Death) is $0.05 per $1,000 of Net Amount at Risk.

(4)
The mortality and expense risk charge is accrued daily and deducted on each Monthly Anniversary Day from the assets in the Sub-Accounts.

(5)
The current mortality and expense risk charge is 0.28% (of average daily net assets) for Policy Years 1-20, and 0.10% (of average daily net assets) thereafter.

(6)
The current Administration Charge is $7.50.

(7)
The Loan Interest Credit Charge is the amount deducted from the loan interest rate to cover the costs the Company incurs by providing the loaned cash value. As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured’s death.

(8)
The current Loan Interest Credit Charge is 0.9%.

Fund Annual Operating Expenses (As a Percentage of Fund Average Daily Net Assets)
The following table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found at the back of this document.
Total Annual Fund Operating Expenses

	Minimum		Maximum
Total Annual Fund Operating (1)	0.10%	–	3.10%
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

(1)
Expenses are shown as a percentage of a Fund’s average net assets (before any waiver or reimbursement) as of December 31, 2021.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
Investment Risk (Policy Value Not Guaranteed).    Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.
Risk of Lapse.   Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.
If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.
If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.
Surrender and Withdrawal Risks.   You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced. Surrenders and withdrawals may have adverse tax consequences.
Tax Risks.   Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.
Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.
Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% additional tax is also generally imposed on the taxable portion of any amount received before age 59½.
Loan Risks.   You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.
Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.
Fund Risks.   The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.
We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, which you may request, free of charge, by visiting www.protective.com/eprospectus, calling 1-800-265-1545, or emailing gwexecbenefits@protective.com.
General Account Risks.   The Company’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to the Company’s claims-paying ability. An Owner should look to the financial strength of the Company for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to the Company’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.
Potential for Increased Charges and Fees.    The Company has the right to increase (up to the maximum amount noted in the fee table) the charges and fees we deduct. See also Fee Tables and Charges and Deductions.
THE COMPANY AND THE FIXED ACCOUNT
Empower Annuity Insurance Company of America (formerly, Great-West Life & Annuity Insurance Company)
Empower is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.
Empower is a direct wholly-owned subsidiary of Empower Advisory Group, LLC (“Empower Advisory Group”)(formerly, GWL&A Financial, Inc.), a Delaware holding company. Empower Advisory Group is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmarais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
On June 3, 2019, Empower entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Empower under substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Policy.
Under the Agreement, as of October 5, 2020, Protective will provide administration and customer service for this Policy in accordance with its terms and contidions. Empower will continue its present role as the issuer of your Policy and will remain responsible for the administration and customer service of the Policy. All of your rights and benefits under your Policy and Empower’s obligations under the Policy remain unchanged.

As of August 1, 2022. Great-West Life & Annuity Insurance Company and other entities within the Company’s corporate group, including the underlying variable insurance funds historically marketed under the “Great-West Funds” brand, have adopted the brand name “Empower.”
Our General Account
The Company’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to the Company’s claims-paying ability. An Owner should look to the financial strength of the Company for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to the Company’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.
We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis, as required by state regulators. Our audited statutory financial statements are included in the Statement of Additional Information by reference to the Variable Account’s most recent Form N-VPFS filed with the SEC (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.
Fixed Account
The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.
The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that the amounts you allocate to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.
The Fixed Account may not be available in all states.
THE SERIES ACCOUNT AND THE FUNDS
The Series Account And The Funds
The Series Account is a segregated asset account of Empower. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.
We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Empower’s other assets. The assets of the Series Account may not be used to pay any liabilities of Empower other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Empower is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.
The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.
All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.
The Funds
The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds.
Information regarding each Fund, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in the appendix to the Prospectus. See Fund Appendix — Funds Available Under Your Policy. Each Fund has issued a prospectus that contains more detailed information about the Fund.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. The underlying Fund prospectuses can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 1-800-265-1545 or by sending an email request to gwexecbenefits@protective.com.
Variable insurance Funds might not be managed by the same portfolio managers who manage retail mutual funds with similar names. These Fund are likely to differ from similarly named retail mutual funds in assets, cash flow, and tax matters. Accordingly, the holdings and investment results of a variable insurance Fund can be expected to be higher or lower than the investment results of a similarly named retail mutual fund.
Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.
The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.
Addition, Deletion or Substitution of Investment Options
The Company selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option will compensate the Company for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option, its investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, the Company will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Company Funds at least in part because they are managed by our directly owned subsidiary.
The Company does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new Sub-Accounts or to eliminate existing Sub-Accounts. The Company periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a Sub-Account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.
Closed Divisions
Effective April 1, 2004, the Divisions investing in the American Century VP International Fund (Class I Shares) and Invesco V.I. Core Equity Fund (Series I Shares) were closed to new Owners. However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2005, the Divisions investing in the Invesco V.I. Technology Fund (Series I Shares); Fidelity Variable Insurance Products Growth Portfolio (Service Class 2 Shares); Janus Henderson Global Research Portfolio (Institutional Shares); Empower S&P Small Cap 600® Index Fund (Investor Class Shares); and Neuberger Berman AMT Mid Cap Growth Portfolio (Class I Shares) were closed to new Owners. However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2007, the Division investing in the Invesco V.I. Health Care Fund (Series I Shares) was closed to new Owners. However, Owners with amounts transferred in the aforementioned Divisions as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2008, the Division investing in the Federated Hermes High Income Bond Fund II (Primary Class Shares) was closed to new Owners. However, Owners with amounts transferred in the aforementioned Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2009, the Divisions investing in the DWS CROCI® U.S. VIP (Class A Shares); Fidelity Variable Investment Portfolio Investment Grade Bond Portfolio (Service Class 2 Shares); and VanEck VIP Emerging Markets Fund (Initial Class Shares) were closed to new Owners. However, Owners with amounts transferred in the aforementioned Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective April 30, 2010, the Division investing in the Federated Hermes Kaufmann Fund II (Primary Class Shares) was closed to new Owners. However, Owners with amounts transferred in to aforementioned Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2014, the Division investing in the Columbia Variable Portfolio — Small Cap Value Fund (Class 1 Shares) was closed to new Owners. However, Owners with amounts transferred in to aforementioned Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2016, the Divisions investing in the Alger Small Cap Growth Portfolio (Class I-2 Shares); Davis Value Portfolio; Invesco V.I. Mid Cap Core Equity Fund (Series I Shares); Janus Henderson Overseas Portfolio (Institutional Shares); and Royce Capital Fund Small-Cap Portfolio (Service Class Shares) were closed to new Owners. However, Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2017, the Divisions investing in the DWS Small Mid Cap Value VIP (Class A Shares); Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares); and Lord Abbett Series Fund Developing Growth Portfolio (Class VC Shares) were closed to new Owners. However, Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Effective May 1, 2019, the Divisions investing in the Fidelity® Variable Insurance Products Contrafund®Portfolio (Service Class 2 Shares); Goldman Sachs Multi-Strategy Alternatives Portfolio (Service Shares); and Putnam VT Emerging Markets Equity Fund (Class IA Shares) were closed to new owners. However, Owners with amounts invested in these Funds as of May 1, 2019 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective October 25, 2019, the Division investing in the Empower Large Cap Value Fund (Investor II Class Shares) was closed to new owners. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Empower T. Rowe Price Equity Income Fund which merged into the Fund. Owners with amounts invested in these Funds as of October 25, 2019 may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2021, the Divisions investing in the American Century Investments VP Inflation Protection Fund (Class II Shares); Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares); Empower Global Bond Fund (Investor Class Shares); Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares); and VanEck VIP Global Hard Assets Fund (Initial Class Shares) were closed to new owners. However, Owners with amounts invested in these Funds as of May 1, 2021 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
You should contact your representative for further information on the availability of the Divisions.
Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.
We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.
The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.
Voting
We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.
We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.
The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.
We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.
CHARGES AND DEDUCTIONS
The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.
Expense Charge Applied to Premium
We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.
The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with section 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.
Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.
The return of expense charge is based on the following:
Policy Year	Percentage of Account Value Returned
Year 1	6%
Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%
As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Empower from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.
Mortality and Expense Risk Charge
This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense risk charge that has accrued.
Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.
Monthly Deduction
We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.
The monthly deduction equals the sum of 1, 2, 3, 4 and 5 where:
1.
is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;

2.
is the service charge;

3.
is the monthly cost of any additional benefits provided by riders which are a part of your Policy;

4.
is any extra risk charge if the Insured is in a rated class as specified in your Policy; and

5.
is the accrued mortality and expense risk charge.

The net amount at risk equals:
•
the death benefit divided by 1.00327374; less

•
your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.
Monthly Risk Rates
The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2001 CSO”).
Currently, the guaranteed minimum monthly risk charge under the 2001 CSO is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.
The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.
Service Charge
We will deduct a maximum of  $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $10 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.
Transfer Fee
A maximum administrative charge of  $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Empower Government Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.
Partial Withdrawal Fee
A maximum administrative fee of  $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.
Surrender Charges
Your Policy has no surrender charges.
Change of Death Benefit Option Fee
A maximum administrative fee of  $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.
Fund Expenses
You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.
We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.
THE POLICY
Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.
Purchasing a Policy
To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.
You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.
Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.
We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.
We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.
POLICY RIGHTS
Owner
While the Insured is alive, unless you have assigned any of these rights, you may:
•
transfer ownership to a new Owner;

•
name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;

•
change or revoke a contingent owner;

•
change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);

•
exercise all other rights in the Policy;

•
increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and

•
change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.
You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.
Beneficiary
The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.
POLICY LIMITATIONS
Allocation of Net Premiums
Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus.
You may change your allocation percentages at any time by Request.
Exchange of Policy
You may exchange your Policy for a new policy issued by the Company that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.
The cash value of your current Policy will be applied to the new policy as the Initial Premium.
Age Requirements
An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.
Misstatement of Age or Sex (Non-Unisex Policy)
If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.
If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.
Suicide
If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.
If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.
Incontestability
All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.
Paid-Up Life Insurance
When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2017 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations — Treatment When Insured Reaches Attained Age 121” below.
Non-Participating
The Policy does not pay dividends.
POLICY OR REGISTRANT CHANGES
Entire Contract
Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.
Alteration
Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.
Modification
Upon notice to you, we may modify the Policy if such a modification —
•
is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;

•
is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;

•
is necessary to reflect a change in the operation of the Series Account or the Divisions; or

•
adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.
Assignments
During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.
Notice and Elections
To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.
PREMIUMS
Free Look Period
During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.
Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Empower Government Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Empower Government Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.
During the free look period, you may change your Division allocations and your allocation percentages, however depending on whether your state permits the immediate investment of your Premium, changes made during the free look period may not take effect until after the free look period has expired.
Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.
Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net Premium payments to the Empower Government Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.
Premium
All Premium payments must be made payable to “Empower Annuity Insurance Company of America” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.
We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.
We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.
Net Premiums
The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions — Expense Charge Applied to Premium,” above.
Planned Periodic Premiums
While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.
CALCULATION OF ACCOUNT VALUE
Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.
We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.
Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.
The Account Value on the Policy Date equals:
•
that portion of net Premium received and allocated to the Division, plus

•
that portion of net Premium received and allocated to the Fixed Account, less

•
the service charges due on the Policy Date, less

•
the monthly risk charge due on the Policy Date, less

•
the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.
The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•
the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus

•
that portion of net Premium received and allocated to the Division during the current Valuation Period, plus

•
that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus

•
any amounts Transferred by you to the Division from another Division during the current Valuation Period, less

•
any amounts Transferred by you from the Division to another Division during the current Valuation Period, less

•
that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less

•
that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less

•
that portion of fees due in connection with a partial withdrawal charged to the Division, less

•
the mortality and expense risk charge for each day in the Valuation Period, less

•
if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less

•
if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less

•
if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less

•
if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor
The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:
1.
is the net result of:

•
the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus

•
the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus

•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

2.
is the net result of:

•
the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus

•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.
The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.
The Fixed Account Value is:
•
Premiums, less expense charges, allocated to the Fixed Account; plus

•
Sub-Account Value transferred to the Fixed Account; plus

•
Interest credited to the Fixed Account; minus

•
Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus

•
The portion of any accrued policy fees and charges allocated to the Fixed Account; minus

•
Loans from the Fixed Account; minus

•
Transfers from the Fixed Account, including any applicable transfer charges.

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.
The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.
Splitting Units
We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.
STANDARD DEATH BENEFITS
Death Benefit
If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:
•
the amount of the selected death benefit option, less

•
the value of any Policy Debt on the date of the Insured’s death, less

•
any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured’s death to the date of payment.
In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations — Tax Status of the Policy,” below. Your Policy must qualify under the cash value accumulation test (“CVAT”).
Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.
The Policy has two death benefit options.
Option 1.   The “Level Death” Option. Under this option, the death benefit is —
•
the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,

•
the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).
Option 2.   The “Coverage Plus” Option. Under this option, the death benefit is —
•
the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,

•
the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.
Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.
There is no minimum death benefit guarantee associated with this Policy.
Changes in Death Benefit Option
After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of  $100 will be deducted from your Account Value each time you change your death benefit option.
A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
•
If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•
If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount
You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.
Minimum Changes
Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.
Increases in Total Face Amount
To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.
Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.
Decreases in Total Face Amount
A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.
For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
•
first, to the most recent increase;

•
second, to the next most recent increases, in reverse chronological order; and

•
finally, to the initial Total Face Amount.

OPTIONAL BENEFITS UNDER THE POLICY
In addition to the standard death benefits associated with your Policy, other optional benefits may also be available to you. The following table summarizes information about these optional benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Description of Restrictions/Limitations
Term Life Insurance Rider	To provide for level term insurance on the life of the Insured.	The Term Life Insurance Rider: • Can only be added at the time of Policy issue • Is only available should the purchaser satisfy certain criteria (1) at the time of purchase
Change of Insured Endorsement	Allows the Owner to change the named Insured under the Policy.	The change of insured endorsement is: • Not available to individual Owners. • Can only be added at the time of Policy issue

(1)
The criteria referenced herein is described further in the second paragraph under the heading “Term Life Insurance Rider” below.

The following supplemental benefits available through riders and endorsements may be available to be added to your Policy. Monthly charges, if applicable, for these riders and endorsements will be deducted from your Policy Value as part of the monthly deduction. See Monthly Deduction. The Term Life Insurance Rider (i) can only be added at the time of Policy issue and (ii) the purchaser must satisfy certain criteria such as the number of Policies it expects to purchase and the expected aggregate Total Face Amount under all such Policies.
The Change of Insured Endorsement (i) is not available to individual Owners, and (ii) can only be added at the time of Policy issue, as further discussed below under Change of Insured Endorsement (not available to individual Owners). Please ask your Protective Life agent for further information, or contact the Home Office.
Term Life Insurance Rider.   This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Protective Life from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.
The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.
If you purchase this rider, the Total Face Amount, as selected by the Owner, will be the sum of the Base Policy Face Amount and the amount of coverage provided by this rider (the “Term Life Insurance Rider Face Amount”). The Owner elects the Total Face Amount and the applicable percentage of Term Life Insurance Rider Face Amount which ranges from 10% to 90% of the Total Face Amount.
The amount of the Rider Death Benefit depends on the death benefit option that applies under your Policy. The Rider Death Benefit will be determined on each Monthly Anniversary Day in accordance with one of those options. While this rider is in force, the Rider Death Benefit is included in the Death Benefit payable under the Policy and will at all times be the same as the option you have chosen for your Policy.
Option 1: Level Death
The Rider Death Benefit will be:
•
the greater of:

a.
the Total Face Amount shown on the Policy Schedule, less any partial withdrawals; or

b.
the Cash Value on the Insured’s date of death multiplied by the applicable Factor shown in the Table on the Policy Schedule and based on the age of the Insured on date of death.

•
less the greater of:

c.
the Base Policy Face Amount shown on the Policy Schedule; or

d.
the Policy Value of the Policy.

Option 2: Coverage Plus
The Rider Death Benefit will be:
•
the greater of:

a.
the Total Face Amount shown on the Policy Schedule, plus the Policy Value Account on the Insured’s date of death; or

b.
the Cash Value on the Insured’s date of death multiplied by the applicable Factor shown in the Table on the Policy Schedule based on the age of the Insured at date of death.

•
less

c.
the Base Policy Face Amount shown on the Policy Schedule; plus

d.
the Policy Value of the Policy.

If the Total Face Amount is changed based on the Request of the Owner to change the Death Benefit Option, then the Base Policy Face Amount and the Term Life Insurance Rider Face Amount will be changed proportionally to the change in the Total Face Amount.
If you purchase this rider, the sales load will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total premium payments. As a result, this rider generally is not offered in connection with any Policy with annual premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.
If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your premiums will occur, when the maximum term rider is purchased.
This rider will terminate upon the earliest of:
•
Request by the Owner;

•
The date the Policy is surrendered or coverage has ceased; or

•
The death of the Insured.

The fees and rider are subject to the terms and conditions contained in the “Fees and Charges” provision in the Policy and are described in detail in the Charges and Deductions section of this Prospectus, where applicable.
The calculation of the fees and charges described in detail in the Charges and Deductions section of this Prospectus are modified as follows if this rider is elected:
Cost of Insurance under the Term Life Insurance Rider.   While this rider is in force, the Death Benefit described in the Policy includes the Rider Death Benefit. The cost of insurance for the Policy and this rider is calculated as follows and there is no additional cost of insurance charge for this rider.
a.
The Death Benefit divided by the death benefit interest rate factor as shown on the Policy Schedule, less the Policy Value Account on each Monthly Anniversary, multiplied by the current monthly risk rate for the Insured’s Attained Age; plus

b.
The monthly administration charge.

If there has been an increase or decrease in the Death Benefit during the Policy Year, the cost of insurance calculation will be adjusted accordingly to reflect the change.
Expense Charge under the Term Life Insurance Rider.   While this rider is in force, a reduction of the current expense charge assessed will be made in proportion to the applicable percentage of the Term Life Insurance Rider Face Amount which is equal to the Term Life Insurance Rider Face Amount divided by the Total Face Amount. The expense charge assessed will not exceed the maximum expense charge shown on the Policy Schedule. The Return of Expense Charge Benefit as described in the “Return of Expense Charge Benefit” section in this Prospectus will be calculated for the current expense charge as assessed, as described above, when this rider is elected. The Return of Expense Charge Schedule is shown on the Policy Schedule.
Mortality and Expense Charges under the Term Life Insurance Rider.   While this rider is in force, a reduction of the current mortality and expense charges assessed will be based on the applicable percentage of the Term Life Insurance Rider Face Amount which is equal to the Term Life Insurance Rider Face Amount divided by the Total Face Amount. The mortality and expense charges assessed per year will be determined by us but will not exceed 0.90% annually.
Example of the Operation of the Term Life Insurance Rider.
The Term Life Insurance Rider — if purchased with the Base Policy — will not impact the Death Benefit provided by the Total Face Amount, but will cause a reduction in the expense charges applied against the Policy Value. This reduction in charges will provide for higher Policy Values than if no Term Life Insurance Rider were elected. For example, if the Term Life Insurance Rider Face Amount is equal to $25,000 and the Total Face Amount equals $100,000, there will be a 25% reduction in the assessed expense charge. Similarly, there is a reduction of the current Mortality and Expense Charges, down to 0.10% when the maximum percentage of Term Life Insurance Rider Face Amount is utilized. Accordingly, for a purchase of  $100,000 of life insurance coverage ($75,000 Base and $25,000 Term), Death Benefits over the life of the Policy due to the expense charge reductions may exceed the Death Benefits provided if no Term Rider was purchased and the $100,000 coverage was provided solely under the Base Policy.
Change of Insured Endorsement (not available to Individual Owners).   This endorsement permits you to change the Insured under your Policy or any Insured that has been named by virtue of this endorsement. Before we change the Insured you must provide us with (1) a written Request in Good Order for the change signed by you and approved by us; (2) evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Effective Date. We may charge a fee for administrative and underwriting expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, premiums will be based on the new Insured’s age, sex, mortality class and the premium rate in effect on the Change of Insured Date, which is the Monthly Anniversary on or following the date of approval by the Company of the new Insured. See also Tax Considerations — Change of Insured Endorsement. The monthly risk rates will be based on the new Insured’s age and sex as of the Policy Date and the premium class as of the Change of Insured Date. The maximum monthly risk rates are shown on the updated Policy Schedule and are based on the Mortality Table as shown on the updated Policy Schedule, age nearest birthday. The Company may charge a lower monthly risk rate than shown on the Policy Schedule. The Total Face Amount of the Policy will not change on the Change of Insured Date.
TRANSFERS
Upon receipt of Written Notice in Good Order to the Company at the Corporate Headquarters you may transfer the Fixed Account Value to the Variable Account or the Variable Account Value to the Fixed Account subject to certain restrictions described below. Transfer requests received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Date the request is received. Requests received in Good Order at or after 3:00 P.M. Central Time are processed as of the next Valuation Date.
Transfers Among Divisions
Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.
Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.
Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.
In addition, we do not intend to enforce restrictions on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below.
A fee of  $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Empower Government Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one-time rebalancing, however, will be counted as one Transfer).
Fixed Account Transfers
Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the Transfer in the previous 365 day period.
Market Timing & Excessive Trading
Frequent Transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of an underlying Fund’s securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.
When you make a Transfer Request among the Funds, your request triggers the purchase and redemption of Fund shares. Frequent Transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Sub-Account, other Owners, beneficiaries, annuitants, or owners of other variable contracts we issue that invest in the Sub-Account. Frequent Transfers can result in the following adverse effects:
•
Increased brokerage, trading and transaction costs;

•
Disruption of planned investment strategies;

•
Forced and unplanned liquidation and Fund turnover;

•
Lost opportunity costs; and

•
Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Owners.

In order to try to protect Owners and the Funds from the potential adverse effects of frequent Transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term Transfer activity that may adversely affect the Funds, Fund shareholders, the Sub-Account, other Owners, beneficiaries, annuitants and owners of other variable contracts we issue that invest in the Sub-Account. We discourage frequent Transfers of Account Value between the Sub-Accounts.
We monitor Transfer activity in the Policy to identify frequent Transfer activity in any Policy. Our current Market Timing Procedures are intended to detect Transfer activity in which the Transfers exceed a certain dollar amount and a certain number of Transfers involving the same Funds within a specific time period. We regularly review transaction reports in an attempt to identify Transfers that exceed our established parameters. We do not include Transfers made pursuant to the dollar-cost averaging and Fund rebalancing programs when monitoring for frequent Transfer activity.
When we identify Transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting Transfers for that Policy or group of Policies. All Transfer Requests for the affected Policy or group of Policies must be in writing. We notify the affected Owner(s) in writing of these restrictions.
In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, Owners and other persons with interests under the Policy should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or Transfers by specific Owners who violate the market timing policies established by the Fund.
Some of the Funds have reserved the right to temporarily or permanently refuse payments or Transfer Requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a Transfer Request, or to reverse a Transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner’s Transfer Request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.
We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent Transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of Transfers, time period of the Transfers, or any of these.
Owners seeking to engage in frequent Transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such Transfer activity is limited by operational systems and technological limitations.
Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.
Dollar Cost Averaging
By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.
Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer Option
By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.
You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.
You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.
You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.
You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.
SURRENDERS AND WITHDRAWALS
Surrenders
You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.
We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.
You may borrow from us using your Account Value as collateral.
A surrender may have tax consequences, including a possible 10% additional tax. See “Federal Income Tax Considerations — Tax Treatment of Policy Benefits,” below.

Return of Expense Charge Benefit
If the Policy is surrendered for the Surrender Benefit within the first 7 Years from the Policy Date, the Company will return a percentage of the expense charge to the Owner. The Return of Expense Charge Benefit is calculated by applying a percentage of the Account Value on the date the surrender Request is received at the Administrative Office. The Return of Expense Charge Benefit will equal the percentage of expense charge paid plus 1% in Policy Year 1, and will then be reduced by a proportional amount in each Policy Year thereafter with it equaling 1% in Policy Year 7. Beginning in Policy Year 8 and all subsequent Policy Years, the Return of Expense Charge Benefit will be 0%.
The Return of Expense Charge Benefit is not available if the Policy is surrendered under the terms of Section 1035 of the Code and is not calculated for a Policy loan, partial withdrawal or when coverage under the Policy lapses.
The Return of Expense Charge Benefit creates a General Account obligation of the Company. The Return of Expense Charge Benefit is payable to the Owner. The Company may reduce or eliminate any Return of Expense Charge Benefit when there is a change of Owner or an assignment of the Policy.
The following examples demonstrate the Return of Expense Charge Benefit. They assume you have a Policy Value Account of  $10,000, have not taken any loans, and have not elected the Term Life Insurance Rider.
Example 1: Policy Year 1
Formulas:
Return of Expense Charge Benefit (Expense Charge % + 1%) = 7% (6% + 1%)
Policy Value Account = $10,000
Return of Expense Charge Benefit $ in Year 1 = $700 ($10,000 x 7%)
Example 2: Policy Year 5
Formulas:
Return of Expense Charge Benefit = 3% (7% - 4/6 x 6%)
(proportional decrease from 7% in Year 1 to 1% in Year 7)
Policy Value Account = $10,000
Return of Expense Charge Benefit $ in Year 5 = $300 ($10,000 x 1%)
Partial Withdrawal
You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.
Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.
A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations — Tax Treatment of Policy Benefits,” below.
POLICY LOANS
Policy Loans
You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.
The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.
Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.
We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.
We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate.
We will send you advance notice of any increase in the Policy loan rate.
Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.
All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.
A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.
LAPSE AND REINSTATEMENT
Lapse and Continuation of Coverage
If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.
Grace Period
If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.
The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy
Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.
Reinstatement
Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
•
you make your reinstatement Request within three years from the date of termination;

•
you submit satisfactory Evidence of Insurability to us;

•
you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;

•
you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and

•
you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
•
the Account Value at the time of termination; plus

•
net Premiums attributable to Premiums paid to reinstate the Policy; less

•
the monthly expense charge; less

•
the monthly cost of insurance charge applicable on the date of reinstatement; less

•
the expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.
DEFERRAL OF PAYMENT
We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:
•
the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

•
the SEC, by order, permits postponement for the protection of Owners; or

•
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

EMPLOYER-FINANCED INSURANCE PURCHASE ARRANGEMENTS — TAX AND OTHER LEGAL ISSUES
In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Empower under the Policy by the employer and/or by the employee.
Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:
1.
Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.
The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

3.
The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

4.
Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

5.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

6.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

7.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

8.
In an employer-financed insurance purchase arrangement, the procedures described in the “Market Timing & Excessive Trading” section below, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described below or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

REPORT TO OWNER
We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.
In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.
TAX CONSIDERATIONS
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.
The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement.

Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.
Tax Status of the Policy
A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.
Diversification of Investments
Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary rates with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.
Policy Owner Control
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.
The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy Benefits
Life Insurance Death Benefit Proceeds
In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.
If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
Tax Deferred Accumulation
Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.
Depending on the circumstances, any of the following transactions may have federal income tax consequences:
•
the exchange of a Policy for a life insurance, endowment or annuity contract;

•
a change in the death benefit option;

•
a Policy loan;

•
a partial withdrawal;

•
a complete surrender;

•
a change in the ownership of a Policy;

•
a change of the named Insured; or

•
an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.
Surrenders
If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.
Modified Endowment Contracts
Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC in other circumstances, eg. if there is a “material change” to the Policy, if there is a reduction in benefits during the first seven years of the Policy (including a lapse and reinstatment in the first seven years of the Policy).
We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.
Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.
The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.
Exchanges
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one life insurance contract for another. Generally, a life insurance contract issued in an exchange for another life insurance contract is treated for purposes of qualification under section 7702 of the Code as a new issue as of the date of the exchange. A contract’s status as a MEC cannot be changed as a result of an exchange. A MEC includes any life insurance contract that is received in exchange for a MEC.
Distributions
Distributions Under a Policy That Is Not a MEC
If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.
If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.
Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.
Distributions Under Modified Endowment Contracts
If treated as a MEC, your Policy will be subject to the following tax rules:
•
First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.

•
Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

•
Third, a ten percent additional tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.
is made when the taxpayer is age 59½ or older;

2.
is attributable to the taxpayer becoming disabled; or

3.
is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).
If the Owner assignsor pledges any portion of the AccountValue (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. If the entireAccount Value is assignedor pledged, subsequent increases in the AccountValue are also treated as withdrawals for as long as the assignment or pledge remains in place. TheOwner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan,though it is not affected by any other aspectof the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Multiple Policies
All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.
Treatment When Insured Reaches Attained Age 121
As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.
The IRS has issued Revenue Procedure 2018-20 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2018-20, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2018-20 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of the Age 100 Safe Harbor.”

Federal Income Tax Withholding
We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and any 10% additional tax that may be due on Policy distributions. We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Payees with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Actions to Ensure Compliance with the Tax Law
We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.
Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy
Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction generally will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.
Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.
The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.
In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.
Employer-Owned Life Insurance
Section 101(j) of the Code denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.
Split Dollar Life Insurance
A tax adviser should also be consulted with respect to the split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
Other Employee Benefit Programs
Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.
Policy Loan Interest
Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.
Change of Insured Rider
If the Insured is changed pursuant to the Change of Insured Rider, the Policy will be treated for tax purposes as if it were exchanged for a new Policy. The exchange will be taxable under Section 1001 of the Code, and the transaction will not qualify for tax-free treatment under Section 1035 of the Code. The Company makes no representations concerning the tax effects of the Change of Insured Rider. Owners are responsible for seeking tax counsel regarding the tax effects of the endorsement. Upon a change of Insured pursuant to the Change of Insured Rider, the guaranteed mortality charges under the Policy after the change will be based on the new Insured, and those charges may need to be based on a different mortality table than applied prior to the change, such as to ensure compliance with Section 7702 of the Code. The Company also reserves the right to refund Account Value at the time of such change, including for purposes of maintaining compliance with Section 7702 of the Code
Investment Income Surtax
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of  (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.
Our Taxes
We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Tax Cuts and Jobs Act of 2017, we are generally required to capitalize and amortize certain Policy acquisition expenses over a fifteen year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for the Company. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.
A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.
Summary
•
We do not make any guarantees about the Policy’s tax status.

•
We believe the Policy will be treated as a life insurance contract under federal tax laws.

•
Death benefits generally are not subject to federal income tax.

•
Investment gains are normally not taxed unless distributed to you before the Insured dies.

•
If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.

•
If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

USE OF THE POLICY
Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans. The Policy described in this Prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements.
As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Account Value, Cash Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a Beneficiary.
Prior to utilizing this Policy for the above applications, you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.
In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of Tax Considerations above. Loans and withdrawals will affect the Account Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.
Replacement of Life Insurance or Annuities
The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.
A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has or will be:
1.
Lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated;

2.
converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values;

3.
amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

4.
reissued with any reduction in cash value, or

5.
pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:
1.
You will pay new acquisition costs;

2.
You may have to submit to new medical examinations;

3.
You may pay increased premiums because of the increased age or changed health of the Insured;

4.
Claims made in the early policy years may be contested;

5.
You may have to pay surrender charges and/or income taxes on your current policy or contract values;

6.
Your new policy or contract values may be subject to surrender charges; and

7.
If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.
CORPORATE TAX SHELTER REQUIREMENTS
The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.
SALE OF THE POLICIES
We have entered into an agreement with Investment Distributors, Inc. (“IDI”) under which IDI has agreed to distribute the Policies on a “best efforts” basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly owned subsidiary of PLC, is an affiliate of Protective Life, and its Home Office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority (“FINRA”).
IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers (collectively, “Selling Broker-Dealers”) for the sale of the Policies. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.
We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI’s operating and other expenses.
We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable contracts, other than the Policies. IDI did not retain any of these amounts, and passed along this compensation directly to the Selling Broker-Dealers.
Fiscal Year Ended	Amount Paid to IDI
December 31, 2019	$944,781
December 31, 2020	$894,346
December 31, 2021	$1,086,442
We offer the Policies on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.
LEGAL PROCEEDINGS
The Company, like other insurance companies, in the ordinary course of business is involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Empower believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Series Account, the ability of IDI to perform its contract with the Series Account, or the ability of the Company to meet its obligations under the Contracts.
LEGAL MATTERS
Pursuant to Commodity Futures Trading Commission Rule 4.5, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
ABANDONED PROPERTY REQUIREMENTS
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.
FINANCIAL STATEMENTS
Empower’s financial statements, which are incorporated into the Statement of Additional Information (“SAI”) by reference to the Series Account’s Form N-VPFS, File No. 811-09201, filed with the SEC on April 25, 2022, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements and financial highlights for the year or period ended December 31, 2021 of each of the investment divisions of the COLI VUL-2 Series Account of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company) incorporated by reference in the Statement of Additional Information have been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report appearing in the COLI VUL-2 Series Account’s Form N-VPFS filed with the SEC on April 25, 2022, incorporated therein by reference. The financial statements for the year or period ended December 31, 2020 of each of the investment divisions of the COLI VUL-2 Series Account of Empower Annuity Insurance Company of America were audited by Deloitte & Touche, LLP, another independent registered public accounting firm.
INDEPENDENT AUDITOR
The statutory-basis financial statements of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company), incorporated by reference in the Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report.

FUND APPENDIX
FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 1-800-268-1545, or by sending an email request to gwexecbenefits@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	Alger Small Cap Growth I-2(2)	0.96%	-6.06%	21.54%	15.24%
U.S. Equity	American Century VP Capital Appreciation I(1)	0.91%	11.16%	19.89%	15.64%
Taxable Bond	American Century VP Inflation Protection II(2)	0.71%	6.27%	5.01%	2.82%
International Equity	American Century VP International I(1)(2)	0.99%	8.75%	14.35%	10.06%
U.S. Equity	American Century VP Mid Cap Value I(1)	0.75%	23.20%	9.41%	12.82%
U.S. Equity	American Century VP Ultra® I(1)	0.79%	22.99%	26.83%	20.03%
U.S. Equity	American Century VP Value I(1)	0.73%	24.51%	9.55%	12.03%
Taxable Bond	American Funds IS® Capital World Bond 2	0.75%	-4.92%	3.49%	2.07%
International Equity	American Funds IS® Capital World Growth & Income 2(1)	0.67%	14.78%	13.27%	11.63%
International Equity	American Funds IS® Global Small Cap 2(1)	0.90%	6.74%	15.45%	12.51%
U.S. Equity	American Funds IS® Growth 2	0.60%	21.97%	25.43%	19.71%
U.S. Equity	American Funds IS® Growth-Income 2	0.54%	24.10%	16.39%	15.42%
International Equity	American Funds IS® International 2	0.79%	-1.49%	9.63%	8.13%
International Equity	American Funds IS® New World 2(1)(2)	0.82%	4.92%	13.25%	8.67%
U.S. Equity	American Funds IS® Washington Mutual Investor 2(1)	0.52%	27.78%	12.50%	13.75%
Allocation	BlackRock 60/40 Target Allocation ETF VI I(1)	0.38%	11.99%	11.27%	—
Allocation	BlackRock Global Allocation V.I. I - BlackRock (Singapore) Limited(1)	0.75%	6.67%	9.95%	7.94%
Taxable Bond	BlackRock High Yield V.I. I - BlackRock International Limited(1)	0.57%	5.34%	6.36%	6.78%
U.S. Equity	BNY Mellon Stock Index Initial - Mellon Investments Corporation	0.26%	28.40%	18.17%	16.26%
U.S. Equity	ClearBridge Variable Mid Cap I - ClearBridge Investments, LLC	0.85%	28.71%	14.26%	14.33%
U.S. Equity	ClearBridge Variable Small Cap Growth I - ClearBridge Investments, LLC	0.81%	12.61%	21.34%	17.14%
U.S. Equity	Columbia VP Small Cap Value 1(2)	0.97%	29.19%	9.83%	11.92%
Sector Equity	Davis Financial - Davis Selected Advisers (New York) Inc	0.70%	31.76%	10.71%	13.16%
U.S. Equity	Davis Value Portfolio - Davis Selected Advisers (New York) Inc(2)	0.70%	17.85%	12.84%	12.77%
International Equity	Delaware VIP International Series Standard - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited(1)	0.86%	6.87%	10.81%	8.15%
U.S. Equity	Delaware VIP Small Cap Value Series Service - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.05%	34.01%	9.22%	11.78%
Taxable Bond	DFA Inflation-Protected Securities I	0.11%	5.55%	5.44%	3.10%
FUND-1

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Taxable Bond	DFA VIT Inflation-Protected Securities Institutional - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.11%	5.58%	5.44%	—
U.S. Equity	DWS Core Equity VIP A	0.59%	25.30%	16.70%	16.17%
U.S. Equity	DWS CROCI US VIP A(1)(2)	0.65%	26.69%	10.23%	8.71%
International Equity	DWS Global Small Cap VIP A(1)	0.80%	14.94%	9.32%	9.20%
Taxable Bond	DWS High Income VIP A(1)	0.71%	4.00%	6.02%	6.16%
U.S. Equity	DWS Small Cap Index VIP A - Northern Trust Investments Inc(1)	0.39%	14.50%	11.69%	12.98%
U.S. Equity	DWS Small Mid Cap Value VIP A(1)(2)	0.83%	30.50%	7.87%	10.52%
Taxable Bond	Eaton Vance VT Floating-Rate Income Initial	1.18%	3.63%	3.19%	3.53%
Allocation	Empower Aggressive Profile Investor	1.15%	19.49%	12.77%	12.62%
U.S. Equity	Empower Ariel Mid Cap Value Investor - Ariel Investments, LLC(1)	1.05%	26.13%	10.98%	13.08%
Taxable Bond	Empower Bond Index Investor(1)	0.50%	-2.39%	3.02%	2.42%
Allocation	Empower Conservative Profile Investor(1)	0.78%	6.35%	5.95%	5.66%
Taxable Bond	Empower Core Bond Investor(1)	0.70%	-1.55%	3.57%	3.01%
International Equity	Empower Emerging Markets Equity Investor - UBS Asset Management (Americas) Inc; Lazard Asset Management LLC(1)	1.23%	-4.43%	—	—
Taxable Bond	Empower Global Bond Investor(1)	1.01%	-6.46%	0.84%	1.74%
Money Market	Empower Government Money Market Investor(1)	0.46%	0.01%	0.77%	0.38%
Taxable Bond	Empower Inflation-Protected Securities Investor - Goldman Sachs Asset Management, L.P.(1)	0.70%	4.76%	—	—
International Equity	Empower International Index Investor - Irish Life Inv Managers Ltd	0.65%	10.75%	9.16%	7.54%
International Equity	Empower International Value Investor - LSV Asset Management; Massachusetts Financial Services Company	1.06%	10.83%	9.65%	10.26%
U.S. Equity	Empower Large Cap Growth Investor - Amundi Asset Management US, Inc.; JPMorgan Investment Management Inc.(1)	1.00%	20.84%	24.82%	18.92%
U.S. Equity	Empower Large Cap Value Investor II - T. Rowe Price Associates, Inc.; Putnam Investment Management, LLC(1)	0.81%	26.15%	—	—
Allocation	Empower Lifetime 2015 Investor(1)	0.80%	8.48%	8.05%	7.69%
Allocation	Empower Lifetime 2020 Investor(1)	0.83%	9.17%	8.62%	—
Allocation	Empower Lifetime 2025 Investor(1)	0.85%	10.16%	9.44%	9.32%
Allocation	Empower Lifetime 2030 Investor(1)	0.87%	11.60%	10.32%	—
Allocation	Empower Lifetime 2035 Investor(1)	0.89%	13.46%	11.36%	10.89%
Allocation	Empower Lifetime 2040 Investor	0.92%	15.11%	12.04%	—
Allocation	Empower Lifetime 2045 Investor	0.92%	16.02%	12.43%	11.40%
Allocation	Empower Lifetime 2050 Investor	0.93%	16.15%	12.50%	—
Allocation	Empower Lifetime 2055 Investor	0.92%	16.10%	12.46%	11.31%
Allocation	Empower Lifetime 2060 Investor	0.94%	15.89%	—	—
U.S. Equity	Empower Mid Cap Value Investor - Goldman Sachs Asset Management, L.P.(1)	1.15%	30.17%	9.91%	12.74%
Allocation	Empower Moderate Profile Investor(1)	0.92%	11.98%	9.15%	8.79%
Allocation	Empower Moderately Agg Portfolio Investor(1)	1.02%	14.25%	10.38%	10.09%
Allocation	Empower Moderately Conservative Portfolio Investor(1)	0.83%	9.13%	7.49%	7.22%
Taxable Bond	Empower Multi-Sector Bond Investor(1)	0.90%	0.89%	4.84%	5.51%
Sector Equity	Empower Real Estate Index Investor - Irish Life Inv Managers Ltd(1)	0.70%	44.31%	8.90%	—
FUND-2

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	Empower S&P Mid Cap 400® Index Investor - Irish Life Inv Managers Ltd(1)	0.55%	24.01%	12.48%	13.55%
U.S. Equity	Empower S&P SmallCap 600® Index Investor - Irish Life Inv Managers Ltd	0.56%	25.95%	11.88%	13.92%
Taxable Bond	Empower Short Duration Bond Investor(1)	0.60%	-0.03%	2.50%	2.19%
U.S. Equity	Empower Small Cap Growth Investor(1)	1.19%	13.76%	18.50%	—
U.S. Equity	Empower Small Cap Value Investor(1)	1.09%	30.67%	9.10%	11.90%
U.S. Equity	Empower T. Rowe Price Mid Cap Growth Investor - T. Rowe Price Associates, Inc.	1.02%	14.83%	17.86%	16.22%
Taxable Bond	Empower US Government Securities Investor(1)	0.60%	-2.15%	2.45%	2.08%
Taxable Bond	Federated Hermes High Income Bond II P(1)(2)	0.82%	4.85%	5.57%	6.34%
U.S. Equity	Federated Hermes Kaufmann II P - Federated Global Inv Mgmt Corp(2)	1.50%	2.51%	18.68%	16.69%
U.S. Equity	Fidelity® VIP Contrafund Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd(2)	0.85%	27.51%	19.87%	16.35%
International Equity	Fidelity® VIP Emerging Markets Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; FIL Investments (Japan) Limited; Fil Investment Advisors; FIL Investment Advisors (UK) Ltd; Fidelity Management & Research (HK) Ltd	1.16%	-2.41%	14.71%	8.17%
U.S. Equity	Fidelity® VIP Extended Market Index Service 2 - Geode Capital Management, LLC	0.38%	20.93%	—	—
U.S. Equity	Fidelity® VIP Growth Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd(2)	0.85%	22.90%	25.98%	19.40%
U.S. Equity	Fidelity® VIP Index 500 Initial - Geode Capital Management, LLC	0.10%	28.58%	18.34%	16.44%
International Equity	Fidelity® VIP International Index Service 2 - Geode Capital Management, LLC	0.42%	7.48%	—	—
Taxable Bond	Fidelity® VIP Investment Grade Bond Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd(2)	0.64%	-0.90%	4.08%	3.29%
U.S. Equity	Fidelity® VIP Mid Cap Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd(2)	0.86%	25.31%	13.32%	13.00%
U.S. Equity	Goldman Sachs VIT Mid Cap Value Institutional(1)(2)	0.84%	30.95%	13.17%	13.08%
Alternative	Goldman Sachs VIT Multi-Strategy Alternatives Service(1)(2)	1.25%	4.84%	3.61%	—
U.S. Equity	Invesco V.I. Core Equity I	0.80%	27.74%	13.97%	12.27%
U.S. Equity	Invesco V.I. Diversified Dividend I	0.68%	18.89%	8.37%	11.89%
International Equity	Invesco V.I. EQV International Equity I (formerly, Invesco V.I International Growth I)	0.89%	5.89%	10.17%	8.09%
Sector Equity	Invesco V.I. Global Real Estate I - Invesco Asset Management Ltd	0.97%	25.71%	7.54%	8.11%
Sector Equity	Invesco V.I. Health Care I	0.97%	12.30%	14.76%	13.97%
U.S. Equity	Invesco V.I. Main Street Mid Cap Fund I	0.93%	23.24%	11.44%	10.81%
U.S. Equity	Invesco V.I. Main Street Small Cap I	0.84%	22.55%	13.73%	14.69%
Sector Equity	Invesco V.I. Technology I	0.98%	14.41%	25.03%	17.48%
Allocation	Janus Henderson VIT Balanced Institutional(1)	0.62%	17.20%	14.39%	11.81%
U.S. Equity	Janus Henderson VIT Enterprise Institutional	0.72%	16.83%	19.13%	17.23%
Taxable Bond	Janus Henderson VIT Flexible Bond Institutional(1)	0.58%	-0.90%	4.24%	3.68%
FUND-3

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	Janus Henderson VIT Forty Institutional	0.76%	22.90%	25.58%	20.29%
International Equity	Janus Henderson VIT Global Rsrch Institutional	0.84%	18.09%	16.70%	13.59%
International Equity	Janus Henderson VIT Global Sustainable Equity Instl(1)	0.92%	—	—	—
Sector Equity	Janus Henderson VIT Global Technology & Innovation Institutional	0.75%	18.01%	30.62%	23.28%
International Equity	Janus Henderson VIT Overseas Institutional	0.83%	13.58%	13.35%	6.25%
U.S. Equity	JPMorgan Insurance Trust Small Cap Core 1	0.84%	21.38%	11.77%	14.01%
U.S. Equity	JPMorgan Insurance Trust US Equity 1	0.76%	29.34%	19.63%	17.47%
U.S. Equity	Lord Abbett Series Developing Growth VC(1)(2)	1.04%	-2.75%	24.69%	17.25%
Taxable Bond	Lord Abbett Series Total Return VC	0.71%	-0.24%	3.61%	3.32%
U.S. Equity	MFS® VIT Growth Initial	0.71%	23.53%	24.87%	19.33%
International Equity	MFS® VIT II International Growth Initial(1)	0.88%	9.27%	14.22%	10.00%
International Equity	MFS® VIT II Research International Init	0.96%	11.57%	12.19%	8.38%
U.S. Equity	MFS® VIT III Blended Rsrch Sm Cap Equity Initial	0.53%	29.64%	12.88%	14.31%
Sector Equity	MFS® VIT III Global Real Estate Initial(1)	0.92%	30.12%	12.99%	12.19%
U.S. Equity	MFS® VIT III Mid Cap Value Initial	0.79%	30.99%	12.42%	13.59%
U.S. Equity	MFS® VIT Mid Cap Growth Initial	0.80%	14.11%	22.66%	18.20%
U.S. Equity	MFS® VIT New Discovery Init	0.87%	1.80%	21.30%	16.15%
U.S. Equity	MFS® VIT Research Initial(1)	0.78%	24.80%	17.94%	15.64%
Taxable Bond	MFS® VIT Total Return Bond Initial	0.53%	-0.81%	4.14%	3.65%
U.S. Equity	MFS® VIT Value Initial(1)	0.70%	25.45%	12.25%	13.42%
U.S. Equity	Neuberger Berman AMT M/C Intrinsic Val I(2)	1.00%	32.80%	8.35%	11.10%
U.S. Equity	Neuberger Berman AMT Mid-Cap Growth I(2)	0.89%	12.99%	19.75%	15.36%
U.S. Equity	Neuberger Berman AMT Sustainable Equity I	0.89%	23.48%	15.72%	14.36%
Taxable Bond	PIMCO Global Bond Opportunities (Unhedged) Admin	0.93%	-7.52%	3.14%	1.02%
Taxable Bond	PIMCO Income Institutional	0.67%	2.15%	5.21%	—
Taxable Bond	PIMCO International Bond (USD-Hdg) Admin	0.94%	-1.96%	3.05%	4.39%
Commodities	PIMCO VIT CommodityRealReturn® Strategy Administrative(1)	0.93%	33.34%	5.72%	-1.86%
Taxable Bond	PIMCO VIT High Yield Admin	0.77%	3.63%	5.46%	6.07%
Taxable Bond	PIMCO VIT Low Duration Admin	0.65%	-0.93%	1.54%	1.59%
Taxable Bond	PIMCO VIT Real Return Admin	0.67%	5.59%	5.33%	3.05%
Taxable Bond	PIMCO VIT Total Return Admin	0.65%	-1.27%	3.94%	3.43%
Sector Equity	Pioneer Real Estate Shares VCT I	1.35%	41.05%	9.97%	10.73%
International Equity	Putnam VT Emerging Markets Equity Fund IA - Putnam Advisory Company, LLC; Putnam Investments Limited(1)(2)	1.10%	-3.98%	11.24%	8.49%
International Equity	Putnam VT Focused International Equity IA - Putnam Advisory Company, LLC; Putnam Investments Limited(1)	0.81%	12.84%	12.29%	11.21%
Allocation	Putnam VT Global Asset Allocation IA - Putnam Advisory Company, LLC; Putnam Investments Limited	0.84%	14.25%	10.19%	10.14%
U.S. Equity	Putnam VT Growth Opportunities IA - Putnam Investments Limited	0.64%	23.00%	25.87%	20.16%
Taxable Bond	Putnam VT High Yield IA - Putnam Investments Limited	0.70%	5.20%	5.62%	6.33%
Taxable Bond	Putnam VT Income IB - Putnam Investments Limited	0.82%	-4.59%	3.61%	3.73%
FUND-4

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
International Equity	Putnam VT International Value IA - Putnam Investments Limited	0.87%	15.28%	8.38%	7.27%
U.S. Equity	Putnam VT Large Cap Value IA - Putnam Investments Limited	0.56%	27.62%	14.08%	14.40%
U.S. Equity	Putnam VT Research IA - Putnam Advisory Company, LLC; Putnam Investments Limited(1)	0.73%	24.44%	18.74%	16.68%
U.S. Equity	Putnam VT Small Cap Value IA - Putnam Investments Limited	1.04%	40.37%	9.59%	12.73%
U.S. Equity	Putnam VT Sustainable Future IA - Putnam Investments Limited	0.74%	6.33%	17.53%	16.21%
U.S. Equity	Royce Capital Small-Cap Service(1)(2)	1.33%	28.45%	6.28%	8.37%
U.S. Equity	T. Rowe Price Blue Chip Growth Portfolio II(1)	1.00%	17.33%	22.96%	18.93%
International Equity	VanEck VIP Emerging Markets Initial(2)	1.16%	-11.87%	9.29%	6.88%
Sector Equity	VanEck VIP Global Resources Fund Initial(2)	1.09%	18.92%	2.24%	-0.12%
Taxable Bond	Vanguard VIF Global Bond Index	0.13%	-1.84%	—	—
Taxable Bond	Vanguard VIF Total Bond Market Index	0.14%	-1.72%	3.50%	2.77%
U.S. Equity	Victory RS Small Cap Growth Equity VIP Service I(1)	0.88%	-10.43%	16.82%	15.54%

(1)
These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Owners and will continue past the current year.

(2)
The Sub-Account investing in this Fund is closed to new Owners.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting the Company or by asking your financial adviser. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.
FUND-5

APPENDIX B
Information About How a Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to
January 1, 2009) Differs from the Policy and Optional Rider that We Issued until April 30, 2011
Prior to January 1, 2009, we issued and earlier version of this Policy (the “Pre-2009 Policy”). The Pre-2009 Policy is no longer offered for sale. However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable. However, this Appendix B explains the differences between the Pre-2009 Policy from the description in the rest of the prospectus, which describes Policies we issued until April 30, 2011. If you own a Pre-2009 (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy differs from the Policy described in the rest of the prospectus.
1. Different Cost of Insurance Charge Amounts
Certain information as to how we calculate the cost of insurance changes for the Policy we issued until April 30, 2011 is set forth under “Monthly Risk Rates” in this prospectus. That discussion applies to the Pre-2009 policy with one exception. References to the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not apply to the Pre-2009 Policy. Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.
The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below. Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy.The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)1
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.08 per $1000
Maximum: $83.33 per $1000
Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000
Mortality and Expense Risk Charge2	Monthly	Guaranteed: 0.90% annually Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $15/month
Current: $10.00/month Policy Years 1-3 and $7.50/month Policy Years 4+

Supplemental Benefit Charges
Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.
Change of Insured Rider (1)	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000 Maximum COI: $83.33 per $1000
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000

(1)
Not available to individual Owners.

3. Paid-Up Life Insurance
For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. This is different from the age disclosed in this prospectus.
4. Term Life Insurance Rider
For the Pre-2009 Policy, the rider is renewable annually until the Insured’s Attained Age 100. This is different from the age disclosed in the “Term Life Insurance Rider” section of this prospectus for the Policy that we issued until April 30, 2011. In addition, the cost of insurance charges under the Pre-2009 Policy Term Life Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above. Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.
5. Fixed Account
For the Pre-2009 Policy, the Fixed Account is not an available investment option.
6. Definition of Account Value
Because the Fixed Account is not an option for Pre-2009 Policies, the term of Account Value is defined as “the sum of the value of your interests in the Divisions and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.”

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable Universal Life Insurance Policies

Issued by:
 Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus. This SAI should be read in conjunction with the prospectus, dated October 19, 2022, and the prospectuses for the Funds. You may obtain a copy of the prospectus without charge by calling us at 1-800-265-1545 or writing to us at prospectus@protective.com or visiting www.protective.com/productprospectus. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy. This SAI incorporates the financial statement of the Variable Account and Protective Life by reference to the Variable Account's Form N-VPFS, File 811-09201, filed with the SEC on April 25, 2022.

October 19, 2022

General Information and History of Empower and the Series Account

Empower Annuity Insurance Company of America (“Empower,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Empower is a wholly owned subsidiary of Empower Holdings, Inc., a Delaware holding company. Empower Holdings, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created  on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

On June 3, 2019, Empower entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Empower under substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Policy.

Under the Agreement, as of October 5, 2020, Protective will provide administration and customer service for this Policy in accordance with the terms and conditions of the Policy. Empower will continue its present role as the issuer of your Policy, and will remain responsible for the administration and customer service of the Policy. All of your rights and benefits under your Policy and Empower’s obligations under the Policy remain unchanged.

As of August 1, 2022. Great-West Life & Annuity Insurance Company and other entities within the Company’s corporate group, including the underlying variable insurance funds historically marketed under the “Great-West Funds” brand, have adopted the brand name “Empower.”

We established the COLI VUL-2 Series Account of Empower Annuity Insurance Company of America (the “Series Account”) in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.
State Regulation

We  are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Cyber Security Risks. With the increasing reliance on digital technology to conduct necessary business functions and engage customers and business partners, we are susceptible to ongoing risks and threats of cyber security incidents. These risks include the occurrence of deliberate or malicious attacks, as well as unintentional incidents. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our offering of unaffiliated underlying funds and administrators. To provide reasonable assurance, we employ people, process and technology, and related protocols to protect computer hardware, networks, systems and applications and the data transmitted and stored therewith. These measures are intended to safeguard the reliability of our systems, as well as the security, availability, integrity, and confidentiality of our data assets. We also contract with vendors who we ensure have their own safeguards for our data.

Deliberate cyber-attacks include but are not limited to: gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate financial assets and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites to prevent access to computer networks. In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on our systems.

1

Cyber security incidents that could impact us and our Policy Owners, whether deliberate or unintentional, could arise not only during our own administration of the Policy, but also at entities operating the Policy’s underlying funds intermediaries, and third-party service providers. Cyber security failures originating with any of the entities involved with the servicing and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts of a cyber security incident include but are not limited to: financial losses under the Policy; your inability to conduct transactions under the Policy that may involve an underlying fund; an inability to calculate unit values under the Policy and/or the net asset value (“NAV”) of an underlying fund; and disclosures of your confidential personal financial information.

In addition to direct impacts to you, cyber security incidents may have adverse impacts on us. For instance, such cyber security incidents may prompt regulatory inquiries and could result in regulatory proceedings that cause us to incur regulatory, legal and/or litigation costs and may cause reputational damage. Costs incurred by us may include expenses related to reimbursement, litigation and litigation settlements, and additional compliance costs. We may also incur considerable expenses when enhancing and upgrading computer systems and systems security to prevent or remediate a cyber security failure.

The rapid proliferation of technologies-as well as the increased sophistication of organized crime, hackers, terrorists, hostile foreign governments, and others--continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Policy have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective in avoiding losses affecting your Policy due to cyber-attacks or information security breaches, or that all risks that exist or may develop in the future have been completely anticipated and identified or can be protected against. Nor can we control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

COVID-19. The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. Equity and financial markets have experienced increased volatility and negative returns, and interest rates have declined due to the COVID-19 pandemic and other market factors. Such events can adversely impact us and our operations. Management believes it is taking appropriate actions to mitigate the negative impact to our business and operations. Although vaccines for COVID-19 are becoming more widely available, the full impact of COVID-19 is unknown and cannot be reasonably estimated or predicted at this time as these events are still developing.

Moreover, these market conditions may have impacted the performance of the Portfolios underlying the Sub-Accounts. If these market conditions continue, and depending on your individual circumstances (e.g., your selected investment options and the timing of any contributions, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Policy. The duration of the COVID-19 pandemic, the pace of recovery (which may vary from market to market) and the future impact that the pandemic may have on the financial markets and global economy, remain unknown. You should consult with a financial professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the Policy, such as purchasing the Policy or making contributions, transfers, or withdrawals, based on your individual circumstances.

Experts
The financial statements and financial highlights for the year or period ended December 31, 2021 of each of the investment divisions of the COLI VUL-2 Series Account of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company) have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

KPMG LLP, 420 20th Street North, Suite 1800, Birmingham, Alabama 35203, serves as the COLI VUL-2 Series Account’s independent registered public accounting firm.

Independent Registered Public Accounting Firm
The financial statements and financial highlights for the year or period ended December 31, 2020 of each of the investment divisions of the COLI VUL-2 Series Account of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company) have been incorporated by reference in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
2

Independent Auditor

The statutory-basis financial statements of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company), incorporated by reference in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report.
Underwriters

Prior to October 5, 2020, the offering of the Policy was made on a continuous basis by Empower Financial Services, Inc. (“Empower Financial Services”), an indirect wholly owned subsidiary of Empower, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. Empower Financial Services is registered with the SEC under the Securities Exchange Act of 1934 (“Exchange Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Effective October 5, 2020, the offering of the Policy is made on a continuous basis by Investment Distributors, Inc. (“IDI”), a subsidiary of Protective Life Corporation (“PLC”), the parent of Protective. IDI is a Tennessee corporation and was established in 1993. IDI’s home office shares the same address as Protective Life at 2801 Highway 280 South, Birmingham, Alabama 35223. IDI is registered with the SEC under the Exchange Act as a broker-dealer and is a member firm of FINRA.

Empower Financial Services and IDI have received no underwriting commissions in connection with this offering in each of the last three fiscal years.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with Empower Financial Services and IDI. Empower Financial Services also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 25% of Premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.
Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.
Financial Statements

Empower’s financial statements, which are incorporated into the Statement of Additional Information (“SAI”) by reference to the Series Account’s Form N-VPFS, File No. 811-09201, filed with the SEC on April 25, 2022, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.
3

PART C
OTHER INFORMATION

Item 30. Exhibits

(a) Board of Directors Resolutions
(a) (1)Board of Directors Resolution. Resolution authorizing establishment of Registrant dated December 30, 1998 is incorporated by reference to initial Registrant’s Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).
(b) Custodian Agreements. None.
(c) Underwriting Contracts.
(c) (1) Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great-West”) and GWFS Equities, Inc. (formerly Benefits Corp Equities, Inc.) dated July 1, 1999 is incorporated by reference to Registrant’s Post- Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File No.333-70963).
(c) (2) Distribution Agreement  between  Great-West  Life  &  Annuity  Insurance  Company  (“Great-West”)  and Investment Distributors, Inc. (“IDI”) dated October 5, 2020, is incorporated by reference to Registrant’s Post-Effective Amendment No. 40 on Form N-6 filed on May 10, 2021 (File No. 333-70963)..
(d) Contracts (Including Riders & Endorsements)
(d) (1) Specimen Policy Form 355-CSO is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on April 17, 2020 (File No. 333-70963).
(d) (2) Specimen Term Life Insurance Rider (Form J355 rider-CSO for policies issued after January 1, 2009) is  incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).
(d) (3) Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 filed on April 27, 2000 (File No. 333-70963).
(d) (4) Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant’s Post- Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333-70963).
(d) (5) Change of Insured Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File Nos. 333-70963 and 811-09201).
(d) (6) Specimen Fixed Account Endorsement Form 379 is incorporated by reference to Registrant’s Post-Effective Amendment No. 19 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No 333-70963).
(d) (7) Specimen Policy Form J355rev2 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File Nos. 333-70963 and 811-09201).
(d) (8) Specimen Policy Endorsement (Form ICC 12-J801) is incorporated by reference to Registrant’s Post- Effective Amendment No. 26 to Registration Statement filed on Form N-6 as filed on September 27, 2012 (File No. 333-70963).
(d) (9) Specimen Policy Form J355rev3 is incorporated by reference to Registrant’s Post-Effective Amendment No. 28 to Registration Statement on Form N-6 as filed on February 28, 2014 (File No. 333-70963).
(d) (10) Specimen Policy Form ICC14-J355X incorporated by reference to Registrant’s Post-Effective Amendment No. 29 to Registration Statement on Form N-6 as filed on December 19, 2014 (File No. 333-70963).

(e) Applications
(e) Applications. Specimen Application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).
(f) Depositor’s Certificate of Incorporation and By-Laws.
(f) (1) Depositor’s Certificate of Incorporation are incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-6 as filed on April 29, 2015 (File Nos. 333-70963 and 811-09201).
(f) (2) By-Laws of Great-West are incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-6 as filed on April 29, 2015 (File Nos. 333-70963 and 811-09201).
(g) Reinsurance Contracts.
(g) (1) Automatic YRT Reinsurance Agreement Effective October 1, 2008 between Great-West and The Canada Life Assurance Company (redacted), Amendment 1 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) and Amendment 2 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company of New York(“Great-West of New York”) on Form N-6 on April 26, 2011 (File No. 333-146241).
(g) (2) Automatic/Facultative YRT Guaranteed Issue and Fully Underwritten Reinsurance Agreement between Great-West and RGA Reinsurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).
(g) (3) Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and SCOR Global Life U.S. Re Insurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).
(g) (4) Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and Hannover Life Reassurance Company of America effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL- 4 Series Account of Great- West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).
(g) (5) Reinsurance Agreement between Great-West and Protective Life Insurance Company effective June 3, 2019 is incorporated by reference to Registrant’s Post- Effective Amendment No. 38 on Form N-6 filed on December 26, 2019 (File No. 333-70963).
(h) Participation Agreements.
(h) (1) Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated April 30, 2004 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (1) (i) Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors, Inc. dated April 30, 2004 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (1) (ii) Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated August 1, 2006, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).
(h) (1) (iii) Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated November 15, 2007, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h) (1) (iv) Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated April 30, 2010 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (1) (v) Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated November 6, 2013 is incorporated by reference to Registrant’s Post -Effective Amendment No.36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (2) Fund Participation Agreement among Great-West, The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated September 13, 1999 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (2) (i) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated August 17, 2006 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (2) (ii) Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21on Form N-6 filed on April 16, 2010 (File No. 333- 70963).
(h) (2) (iii) Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated August 21, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (2) (iv) Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(h) (2) (v) Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(h) (2) (vi) Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and American Century Investment Services, Inc., dated May 1, 2002, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(h) (2) (vii) Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated April 26, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No.333-70963).
(h) (2) (viii) Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h) (2) (ix) Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated November 18, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22,2019 (File No. 333-70963).
(h) (2) (x) Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American Century Investment Management, Inc., and American Century Investment Services,  Inc.,  dated September 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (2) (xi) Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (3) Fund Participation Agreement among Great-West, First  Great-West  (now  known  as  Great-West  of New York), American Funds Insurance Series and Capital Research and Management Company dated January 28, 2008 is incorporated by reference to Registrant’s Post-Effective No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).
(h) (3) (i) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company dated September 30, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (3) (ii) Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American Funds Insurance Series and Capital Research and Management Company dated August 28, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22,2019 (File No. 333-70963).
(h) (3) (iii) Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American Funds Insurance Series and Capital Research and Management Company dated April 3, 2014 isincorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22,2019 (File No. 333-70963).
(h) (4) Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333- 70963).
(h) (4) (i) Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated April 29, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No.36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (4) (ii) Amendment to Participation Agreement among Great-West, FirstGreat-West (now known as Great-West ofNew York), Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors LLC and by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No.333-70963).
(h) (5) Participation Agreement among Great-West, Great-West of New York, Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (6) Participation Agreement among Great-West, Great-West of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (7) Participation Agreement among Great-West, Great-West of New York, Columbia Funds Variable Insurance Trust II, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (8) Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).
(h) (8) (i) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No.333-146241).
(h) (8) (ii) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated October 29, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (8) (iii) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated August 16, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on FormN-6 filed on April 22, 2019 (File No. 333-70963).
(h) (9) Participation Agreement among Great-West,  Delaware  Group  Premium  Fund  (now  known  as  Delaware  VIP Trust),  Delaware Management Company, and Delaware Distributors, L.P., dated April 20, 2001 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4,  filed  by  Variable  Annuity-1 Series Account of Great-West on April 24, 2001 (File No. 333-52956).

(h) (9) (i) Amendment to Participation Agreement among Great-West, Delaware Group Premium Fund (now known as Delaware VIP Trust), Delaware Management Company, and Delaware Distributors, L.P., dated May 1, 2003 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (9) (ii) Amendment to Participation Agreement among Great-West, Delaware Group Premium Fund (now known as Delaware VIP Trust), Delaware Management Company, and Delaware Distributors, L.P., dated June 2,2003 is incorporated by reference to Post-Effective Amendment No. 10 to Variable Annuity-1 Series Account of Great-West’s Registration Statement on Form N-4, filed May 29, 2003 (File No. 333- 52956).
(h) (9) (iii) Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated April 2005 is incorporated by  reference to Post-Effective Amendment No. 16 on Form N-4 filed on  April 29, 2005 (File No. 333- 01153).
(h) (9) (iv) Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated October 1, 2005 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (9) (v) Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated November 14, 2011 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by Variable Annuity-2 Series Account on Form N-4, filed December 30, 2011 (File No. 333-176926).
(h) (9) (vi) Amendment to Fund Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, L.P. dated May 7, 2014 is incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Registration Statement on Form N-6 as filed on October 22, 2014 (File No. 333-70963).
(h) (9) (vii) Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated August 1, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (9) (viii) Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated May 1, 2016 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (10) Fund Participation Agreement among Great-West and Dreyfus Stock Index Fund Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(h) (10) (i) Amendment to Fund Participation Agreement among Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No.333-70963).
(h) (10) (ii) Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(h) (10) (iii) Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc.(formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference toRegistrant’s Post- Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(h) (10) (iv) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).
(h) (10) (v) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated January 9, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (10) (vi) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. ,Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (10) (vii) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated November 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (11) (i) Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).
(h) (11) (i) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II(formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc. and DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).

(h) (11) (ii) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, Deutsche Investment Management Americas Inc. and DWS Scudder Distributors, Inc. dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).

(h) (11) (iii) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, Deutsche Investment Management Americas Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated November 20, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (11) (iv) Amendment to Fund Participation Agreement among Great-West, Great-West of New York), DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, Deutsche Investment Management Americas Inc. and DWS Investments Distributors, Inc. dated August 10, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (12) Fund Participation Agreement among Great-West, Great-West of New York, Eaton Vance Variable Trust and Eaton Vance Distributors, Inc. dated April 28, 2016 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (13) Fund Participation Agreement among Great-West, First  Great-West  (now  known  as  Great-West  of New York), Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File No. 333-70963).
(h) (13) (i) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), GWFS Equities, Inc., Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post- Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File Nos. 333-70963 and 811-09201).
(h) (14) Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant’s Post-Effective  Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(h) (14) (i) Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(h) (14) (ii) Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333- 70963).
(h) (15) Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated May 1, 1999, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(h) (15) (i) Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(h) (16) Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h) (16) (i) Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post- Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h) (16) (ii) Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement filed  on  Form  N-6  on April 30, 2007 (File No. 333-70963).
(h) (16) (iii) Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(h) (16) (iv) Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(h) (16) (v) Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (16) (vi) Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated September 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22,2019 (File No. 333-70963).
(h) (16) (vii) Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated April 28, 2017 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (17) Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated April 19, 2013 is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to Registration Statement on Form N-6 as filed on April 26, 2013 (File No.333-70963).
(h) (17) (i) Amendment to Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated July 22, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (17) (ii) Agreement among Great-West and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated November 1, 1999 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on FormN-6 filed on April 22, 2019 (File No. 333-70963).
(h) (17) (iii) Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated October 31, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account ofGreat-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(h) (17) (iv) Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated March 23, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (17) (v) Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Great-West Funds, Inc. dated August 2, 2013 is incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (18) Fund Participation Agreement among Great-West, Great-West of New York, Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.), GW Capital Management LLC, and GWFS Equities, Inc. dated December 15, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (18) (i) Fund Participation Agreement among Great-West,  Janus  Aspen  Series  and  Janus  Capital  Corporation,  dated June 1, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(h) (18) (ii) Letter Agreement Supplement to Fund Participation Agreement among Great-West,  Janus Aspen Series and Janus Capital Corporation,  dated April 27, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333- 70963).
(h) (18) (iii) Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(h) (18) (iv) Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(h) (18) (v) Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series, and Janus Capital Corporation dated January 31, 2007 is incorporated by reference to Registrant’s Post- Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).
(h) (18) (vi) Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great- West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(h) (18) (vii) Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated January 16, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (18) (viii) Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 11, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (19) Fund Participation Agreement among Great-West, Great-West of New York, Janus Aspen Series and Janus Distributors, LLC dated December 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (20) Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., and J.P. Morgan  Investment Management Inc., dated April 24, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (20) (i) Amendment to Participation Agreement among Great-West, FirstGreat-West (now known as Great-West of New York), JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc., dated April 13, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No.333-70963).

(h) (21) Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated September 8, 2011 is incorporated by  reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No.333-70963).
(h) (21) (i) Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated August 21, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (21) (ii) Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated April 1, 2014 is incorporated by reference to  Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (21) (iii) Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated April 17, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (22) Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), MFS Variable Insurance Trust I (now known as MFS Variable Insurance Trust), MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc., dated April 1, 2011, is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to Registration Statement on Form N-6 as filed on April 21, 2017 (File No. 333-70963).
(h) (22) (i) Amendment to Participation Agreement  among  Great-West, Great-West  of  New York,  MFS  Variable Insurance Trust, MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc., dated April2017 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (23) Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24,2002 (File No. 333-70963).
(h) (23) (i) Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).
(h) (24) Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No.333-70963).
(h) (24) (i) Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First- Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(h) (24) (ii) Amendment to Participation Agreement among Great-West, FirstGreat-West (now known as Great-West ofNew York), PIMCO Variable Insurance Trust, Pacific Investment Management Company, LLC and Allianz Global Investors Distributors, LLC dated November 5, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (25) Participation Agreement among Great-West, Great-West of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. dated 2016 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No.333-70963).

(h) (26) Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Putnam Variable Trust and Putnam Management Limited Partnership dated April 30, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).
(h) (26) (i) Amendment to Participation Agreement among Great-West, FirstGreat-West (now known as Great-West ofNew York), Putnam Variable Trust and Putnam Management Limited Partnership, dated July 22, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22,2019 (File No. 333-70963).

(h) (27) Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).
(h) (27) (i) Amendment to Participation Agreement among Great-West, FirstGreat-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No.333-70963).
(h) (27) (ii) Amendment to Participation Agreement among Great-West, FirstGreat-West (now known as Great-West ofNew York), Royce CapitalFund, and Royce and Associates, LLC dated September 18, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (27) (iii) Fund Participation Agreement among Great-West, T. Rowe Price Equity Series,  Inc. T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated February 1, 2002 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (27) (iv) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated November 10, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (27) (v) Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated November 30, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22,2019 (File No. 333-70963).
(h) (27) (vi) Amendment to Fund Participation Agreement among Great-West, Great-West of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated August 29, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (27) (vii) Amendment to Fund Participation Agreement among Great-West, Great-West of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated March 17, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (28) Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation dated October 11, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008 (File No. 333-70963).
(h) (28) (i) Amendment to Participation Agreement among Great-West, FirstGreat-West (now known as Great-West of New York), Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (29) Participation Agreement among Great-West, Vanguard Variable Insurance Fund, The Vanguard Group, Inc. and Vanguard Marketing Corporation dated August 31, 2001; and Amendment to Participation Agreement among Great-West, Great-West of New York, Vanguard Variable Insurance Fund, The Vanguard Group, Inc. and Vanguard Marketing Corporation dated April 2021 is incorporated by reference to Registrant’s Post- Effective Amendment No. 40 on Form N-6 filed on May 10, 2021 (File No. 333-70963).
(h) (29) (i) Amendment to Participation Agreement among Great-West, Great-West of New York, Van  Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation dated August 28, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (30) Participation Agreement among Great-West, Great-West of New York, Victory Variable Insurance Funds, Victory Capital Management Inc. and Victory Capital Advisers, Inc. dated May 1, 2018 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No.333-70963).
(i) Administrative Contracts. None.
(j) Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).
(k) Legal Opinion
(k) (1) An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999(File No. 333-70963).
(l) Actuarial Opinion - not applicable
(m) Calculation
(m) (1) Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).
(n) Other Opinion.
(n) (1) Legal Consent of Faegre Drinker Biddle & Reath LLP is filed herewith.
(n) (2) Written Consent of KPMG LLP is filed herewith.
(n) (3) Written Consents of Deloitte & Touche LLP are filed herewith.
(n) (4) Powers of Attorney is filed herewith.
(o) Omitted Financial Statements. None
(p) Initial Capital Agreements. None.
(q) Redeemability exemption. None
(r) Form of Initial Summary Prospectus – Not Applicable.

Item 31. Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy, III	(2)	Director, President and Chief Executive Officer
J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director
R. Bienfait	(4)	Director
J. Carney	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais, Jr.	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director
P.B. Madoff	260 West 11th Street New York, NY 10021	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
A.S. Bolotin	(2)	Executive Vice President & Chief Financial Officer
J.F. Bevacqua	(2)	Chief Risk Officer
C. Kline	(2)	Chief Information Officer
K.I. Schindler	(3)	Chief Compliance Officer
R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary

T. Wilson	(2)	Chief Product Officer
R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations
J.E. Brown	(2)	Senior Vice President and Chief Investment Officer
S.E. Jenks	(2)	Senior Vice President, Marketing
J.D. Kreider	(2)	Senior Vice President and Head of Great- West Investments
W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market
D.G. McLeod	(2)	Senior Vice President and Chief Business Development Officer
C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement
D.A. Morrison	(2)	Senior Vice President, Government Markets
J.M. Smolen	(2)	Senior Vice President, Core Market
C.G. Step	(2)	Senior Vice President and Chief Customer Experience Officer
C. E. Waddell	(2)	Senior Vice President, Retirement Solutions
K.S. Roe	(2)	Corporate Controller
(1) 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2) 8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3) 8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada.

 For more information regarding the company structure of the Power Corporation of Canada, please refer to the organizational chart filed with Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-194099) filed with the Commission on April 28, 2022.

Item 33. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 – INDEMNIFICATION

Section 7-109-101. Definitions. As used in this article:

(1) “Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.
(2) “Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.
(3) “Expenses” includes counsel fees.
(4) “Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.
(5) “Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.
(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7) “Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.

(1) Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:
(a) The individual’s conduct was in good faith; and
(b) The individual reasonably believed:
(I) In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation’s best interests; and
(II) In all other cases, that the conduct was at least not opposed to the corporation’s best interests; and
(c) In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful.
(2) A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of  subsection (1) of this section.
(3) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.
(4) A corporation may not indemnify a director under this section:
(a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or
(b) In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.
(5) Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1) A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
(a) The director delivers to the corporation a written affirmation of the director’s good faith belief that;
(I) The director has met the relevant standard of conduct described in section 7-109-102; or
(II) The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and
(b) The director delivers to the corporation a written undertaking, executed personally or on the director’s behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.
(2) The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.
(3) Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

C-17

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:
(a) If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.
(b) If it determines that the director is entitled to indemnification or an advance of expenses under section 7- 109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court- ordered indemnification or advance of expenses.
(c) If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.
Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1) A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.
(2) The determinations required by subsection (1) of this section must be made:
(a) If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;
(b) By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or
(c) By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.
(3) Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.
Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

C-18

(1) An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.

(2) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3) A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.
Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Variation by corporate action.

(1) A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;
(a) Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b) That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.
(2) A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.
(3) A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).
(4) Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.
(5) Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Empower
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:

(a) “expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;
(b) “liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c) “party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d) “proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a) the person conducted himself or herself in good faith; and
(b) the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c) in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d) if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a) the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and
(b) with respect to the matter(s) giving rise to the proceeding:
(i) the person conducted himself or herself in good faith; and
(ii) the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii) in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(iv) if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 34. Principal Underwriter

(a) IDI is the principal underwriter of the Policy as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, Protective Variable Life Separate Account, PLICO Variable Annuity Account S, Protective COLI VUL, Protective COLI PPVUL, Variable Annuity Separate Account A of Protective Life, PLAIC Variable Annuity Account S, and Protective NY COLI VUL. The principal underwriter, IDI, is also currently distributing units of interest in the following separate accounts, including those of the Registrant: Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company, Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York, Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company, Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company, Variable Annuity-3 Series Account of Great-West Life & Annuity Insurance Company, COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company, COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company of New York, COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company, Maxim Series Account of Great-West Life & Annuity Insurance Company, Prestige Variable Life Account of Great-West Life & Annuity Insurance Company, Pinnacle Series Account of Great-West Life & Annuity Insurance Company, Trillium Variable Annuity Account of Great-West Life & Annuity Insurance Company.
(b) Directors and Officers of IDI:

Name	Principal Business Address	Positions and Offices with Underwriter
B.K. Brown	2801 Highway 280 South, Birmingham, Alabama, 35223	President and Director
B.P. Coffman	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Financial Officer
S. E. Creutzmann	2801 Highway 280 South, Birmingham, Alabama, 35223	Chief Compliance Officer and Director
J.F. Gilmer	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Financial Officer and Director
D.C. Guerrera	2801 Highway 280 South, Birmingham, Alabama, 35223	Chief Financial Officer
V.A. Hicks	2801 Highway 280 South, Birmingham, Alabama, 35223	Senior Supervisory Principal
J.G. Johnson	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Compliance Officer
F.M. Lee	2801 Highway 280 South, Birmingham, Alabama, 35223	Secretary
J.H. Lippeatt	2801 Highway 280 South, Birmingham, Alabama 35223	Supervisory Principal
L. Morsch	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Secretary
J.B. Smith	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Secretary
J. Wagner	2801 Highway 280 South, Birmingham, Alabama, 35223	President

(c) Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
IDI	N/A	None	N/A	N/A
GWFS	0	0	0	0

Item 35. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111 and at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 36. Management Services
- Not Applicable.

Item 37. Fee Representation.
The Depositor represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on this October 19, 2022.

COLI VUL-2 SERIES ACCOUNT
(Registrant)

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer of Empower Annuity Insurance Company of America

Empower Annuity Insurance Company of America
(Depositor)

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Jeffrey Orr	Chairman of the Board	October 19, 2022
R. Jeffrey Orr*

/s/ Edmund F. Murphy III	President and Chief Executive Officer	October 19, 2022
Edmund F. Murphy III

/s/ Andra S. Bolotin	Executive Vice President & Chief Financial Officer & Principal Accounting Officer	October 19, 2022
Andra S. Bolotin

/s/ John L. Bernbach	Director	October 19, 2022
John L. Bernbach*

/s/ Robin Bienfait	Director	October 19, 2022
Robin Bienfait*

/s/ Marcel R. Coutu	Director	October 19, 2022
Marcel R. Coutu*

Signature	Title	Date

/s/ André R. Desmarais	Director	October 19, 2022
André R. Desmarais*

/s/ Paul G. Desmarais, Jr.	Director	October 19, 2022
Paul G. Desmarais, Jr.*

	Director	October 19, 2022
Gary A. Doer

/s/ Gregory J. Fleming	Director	October 19, 2022
Gregory J. Fleming*

/s/ Claude Généreux	Director	October 19, 2022
Claude Généreux*

	/s/ Alain Louvel	Director	October 19, 2022
Alain Louvel*

	/s/ Paula B. Madoff	Director	October 19, 2022
Paula B. Madoff*

	/s/ Paul A. Mahon	Director	October 19, 2022
Paul A. Mahon*

	/s/ Robert L. Reynolds	Director	October 19, 2022
Robert L. Reynolds*

	/s/ T. Timothy Ryan, Jr.	Director	October 19, 2022
T. Timothy Ryan, Jr.*

	/s/ Jerome J. Selitto	Director	October 19, 2022
Jerome J. Selitto*

	/s/ Gregory D. Tretiak	Director	October 19, 2022
Gregory D. Tretiak*

	/s/ Brian E. Walsh	Director	October 19, 2022
Brian E. Walsh*

*By:	/s/ BradleyStrickling	*Attorney-in-fact pursuant to Power of Attorney	October 19, 2022
Bradley Strickling

EXHIBIT LIST

(n) (1) Legal Consent of Faegre Drinker Biddle &Reath LLP is filed herewith.
(n)(2) Written Consent of KPMG LLP is filed herewith.
(n) (3) Written Consents of Deloitte & Touche LLP are filed herewith.
(n) (4) Powers of Attorney is filed herewith.